UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	May 31, 2007

Date of reporting period:	May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Columbia High Yield Opportunity Fund

Annual Report – May 31, 2007

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Table of Contents

Economic Update	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Fund Profile	6

Financial Statements	7

Investment Portfolio	8

Statement of Assets and Liabilities	21

Statement of Operations	23

Statement of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	39

Fund Governance	40

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

•  Gotten married or divorced

•  Added a child to your family

•  Made a significant change in employment

•  Entered or moved significantly closer to retirement

•  Experienced a serious illness or death in the family

•  Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia High Yield Opportunity Fund

US economic growth advanced at a modest pace during the 12-month period that began June 1, 2006 and ended May 31, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward in the second half of 2006, but rose again in 2007, and core inflation moved slightly higher. First quarter 2007 growth was the lowest in five years, yet many economic indicators remained positive. Job growth, for example, was relatively strong, as the labor markets added an average of 160,000 new jobs each month over the period and the unemployment rate declined slightly to 4.5%. Personal income rose and consumer spending continued to expand. Against this backdrop, economic growth averaged around 1.9% for the 12-month period.

After a two-year period of steady, short-term rate hikes, the Federal Reserve Board's (the Fed's) June 2006 increase in the federal funds rate was its last for the 12-month period. After its June meeting, the Fed turned cautious in the face of slower economic growth and held the federal funds rate steady at 5.25% throughout the period. Investors reacted favorably to the prospect of stable or lower interest rates and fueled a rally that moved stock prices higher and gave a boost to the bond market as well.

Bonds bounced back

Against a backdrop of generally favorable conditions, the US bond market delivered respectable returns, as prices rose and yields declined in reaction to the Fed's decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note1, a bellwether for the bond market, ended the 12-month period at 4.89%—slightly lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.66%. High-yield bonds led the US fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 13.13%.

Despite volatility, stocks moved solidly higher

Stock prices rose at an above average pace during the 12-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 22.79%. Large-cap stocks staged a comeback, beating out small-cap stocks and performing approximately in line with mid-cap stocks, as measured by their respective Russell indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 26.84%, despite a volatile stretch in the early spring when the US and many foreign stock markets retreated in response to a sharp decline in the Chinese market and other market-specific factors.

110-year Treasury note used solely as a benchmark for long-term interest rates.

Past performance is no guarantee of future results.

Summary

For the 12-month period that ended May 31, 2007

■  Investment-grade bonds rebounded as yields declined, lifting the Lehman Brothers U.S. Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

■  The broad US stock market, as measured by the S&P 500 Index, returned 22.79%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated,and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Performance Information – Columbia High Yield Opportunity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.11
Class B	1.86
Class C	1.86
Class Z	0.86

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 06/01/97 – 05/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high-yield corporate debt market, including domestic and international issues. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 06/01/97 – 05/31/07 ($)

Sales charge	without	with
Class A	16,287	15,513
Class B	15,107	15,107
Class C	15,336	15,336
Class Z	16,631	n/a

Average annual total return as of 05/31/07 (%)

Share class	A		B		C		Z
Inception	10/21/71		06/08/92		01/15/96		01/08/99
Sales charge	without	with	without	with	without	with	without
1-year	12.98	7.62	12.15	7.15	12.31	11.31	13.26
5-year	9.50	8.44	8.69	8.40	8.85	8.85	9.78
10-Year	5.00	4.49	4.21	4.21	4.37	4.37	5.22

Average annual total return as of 06/30/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	11.37	6.08	10.54	5.54	10.70	9.70	11.64
5-year	10.15	9.09	9.34	9.06	9.50	9.50	10.43
10-Year	4.61	4.10	3.82	3.82	3.98	3.98	4.83

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Class Z is a newer class of shares. Its performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to its inception. The returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher. Class Z shares were initially offered on January 8, 1999. Class A shares were initially offered on October 21, 1971.

2

Understanding Your Expenses – Columbia High Yield Opportunity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

12/01/06 – 05/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,067.32	1,019.30	5.82	5.69	1.13
Class B	1,000.00	1,000.00	1,063.28	1,015.56	9.67	9.45	1.88
Class C	1,000.00	1,000.00	1,064.12	1,016.31	8.90	8.70	1.73
Class Z	1,000.00	1,000.00	1,068.61	1,020.54	4.54	4.43	0.88

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Managers' Report – Columbia High Yield Opportunity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 05/31/07 ($)

Class A	4.72
Class B	4.72
Class C	4.72
Class Z	4.72

Distributions declared per share

06/01/06 – 5/31/07 ($)

Class A	0.34
Class B	0.31
Class C	0.31
Class Z	0.35

30-day SEC yields

as of 05/31/07 (%)

Class A	6.08
Class B	5.63
Class C	5.78
Class Z	6.64

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Holdings discussed in this report

as of 5/31/07 (%)

Charter Communications Holdings I LLC	1.0
Freeport McMoRan Copper & Gold	0.8
FMG Finance	0.7
Hayes Lemmerz International	0.3
General Motors Acceptance	1.7
General Motors	0.7
HCA	0.9

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended May 31, 2007, the fund's Class A shares returned 12.98% without sales charge. The fund's benchmarks, the Credit Suisse High Yield Index and the JPMorgan Global High Yield Index, each returned 13.21%.1 The average return of its peer group, the Lipper High Current Yield Funds Classification, was 11.89% for the same period.2

Lower-rated issues, cable and metals companies drove results

An ongoing economic expansion helped bolster corporate earnings and improve the financial strength of companies across the quality spectrum. This favorable background, plus the low yields currently available from higher quality bonds, led income-hungry investors to focus on lower quality issues. As a result, bonds rated CCC were performance leaders over the 12-month period, and B-rated bonds outperformed those with BB ratings.

The fund had more exposure than its benchmarks to CCC-rated securities, which helped drive the fund's strong returns. Sector allocation was also favorable, as the fund benefited from an overweight among cable and wireless companies, which were strong performers, and an underweight in the financial and housing sectors, which came under pressure amid fallout from the turmoil in the subprime mortgage market.

Individual holdings that contributed to returns included cable operator Charter Communications Holdings I LLC, whose steadily improving operating results reflect overall growth in high-speed Internet and telephone services. Among industrial sectors, global demand has bolstered production and driven up prices for metals, benefiting Freeport McMoRan Copper & Gold, a major operator of copper and gold mines, while vigorous world markets for steel and iron aided FMG Finance, the subsidiary of Fortescue Metals Group, an iron ore producer. Financial restructuring helped strengthen the bonds of Hayes Lemmerz International, which manufactures wheels for cars and trucks. Acquisition by private investors helped distance General Motors Acceptance from its troubled parent, automaker General Motors. And HCA, an operator of for-profit hospitals that was taken private last year, increased margins by cutting costs and introducing a series of steps aimed at improving operating efficiency.

Among the period's few disappointments, the fund had no exposure to emerging market issues, which we believe detracted slightly from performance relative to the fund's peers. Emerging market debt is not a component of the JPMorgan Global High Yield Index.

1The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high-yield corporate debt market, including domestic and international issues. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

4

Portfolio Managers' Report (continued) – Columbia High Yield Opportunity Fund

Taking a more cautious view

While business prospects remain positive for high-yield issuers, we believe that the high-yield market is trading very close to fair value and we have become more cautious. We have trimmed exposure for the fund, relative to the benchmark, to bonds rated CCC following a long period of strong performance. If business prospects for high-yield companies or liquidity in the market deteriorate, we may look to further reduce exposure to lower-quality securities and to increase the fund's cash positions to protect against a potential downturn.

Portfolio structure

as of 05/31/07 (%)

Corporate Fixed-Income
Bonds & Notes	89.4
Common Stocks	2.6
Municipal Bonds (Taxable)	1.3
Other	6.7

Top 10 holdings

as of 05/31/07 (%)

General Motors Acceptance	1.7
Qwest	1.3
Freescale Semiconductor	1.1
Williams Companies	1.1
Charter Communications Holdings I LLC	1.0
Ford Motor Credit	1.0
Lyondell Chemical	0.9
HCA	0.9
CA Cabazon Band Mission Indians	0.9
Freeport-McMoRan Copper & Gold	0.8

Quality breakdown

as of 05/31/07 (%)

AAA	2.4
BBB	1.2
BB	19.8
B	49.4
CCC	19.3
CC	0.7
D	0.1
Non Rated	5.3
Other	1.8

Maturity breakdown

as of 05/31/07 (%)

0-3 years	1.6
3-5 years	13.1
5-7 years	28.1
7-10 years	45.5
10-15 years	2.6
15-20 years	1.7
20-30 years	3.9
Other	3.5

The fund is actively managed and the composition of its portfolio will change over time. Portfolio structure, top 10 holdings, quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

5

Fund Profile – Columbia High Yield Opportunity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 Year return as of 05/31/07

+12.98%

Class A shares (without sales charge)

+13.21%

Credit Suisse High Yield Index

+13.21%

JPMorgan Global High Yield Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period that ended May 31, 2007, the fund's Class A shares returned 12.98% without sales charge.

■  The fund's performance was greater than its peer group average and slightly below its benchmarks.

■  Successful industry strategies and an emphasis on lower-tier securities helped the fund generate a double-digit return.

Portfolio Management

Thomas A. LaPointe has co-managed the fund since February 2003. Mr. LaPointe is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Kevin L. Cronk has co-managed the fund since February 2003. Mr. Cronk is associated with Columbia Management Advisors, LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. Rising interest rates tend to lower the value of all bonds. International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

6

Financial Statements – Columbia High Yield Opportunity Fund, May 31, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

7

Investment Portfolio – Columbia High Yield Opportunity Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes – 89.4%
		Par	Value ($)
Basic Materials – 7.5%
Chemicals – 3.5%
Agricultural Chemicals – 0.5%
Mosaic Co.
7.625% 12/01/16 (a)	USD	1,780,000	1,891,250
			1,891,250
Chemicals-Diversified – 2.1%
EquiStar Chemicals LP
10.625% 05/01/11		650,000	685,750
Huntsman International LLC
6.875% 11/15/13 (a)	EUR	800,000	1,103,350
7.875% 11/15/14 (a)	USD	1,140,000	1,198,425
Ineos Group Holdings PLC
8.500% 02/15/16 (a)	EUR	655,000	659,094
Lyondell Chemical Co.
6.875% 06/15/17	USD	1,260,000	1,261,575
8.000% 09/15/14		1,015,000	1,073,362
8.250% 09/15/16		1,440,000	1,558,800
NOVA Chemicals Corp.
6.500% 01/15/12		1,265,000	1,227,050
			8,767,406
Chemicals-Specialty – 0.9%
Chemtura Corp.
6.875% 06/01/16		1,475,000	1,454,719
MacDermid, Inc.
9.500% 04/15/17 (a)		1,015,000	1,070,825
Rhodia SA
8.875% 06/01/11		1,084,000	1,132,108
			3,657,652
Chemicals Total			14,316,308
Forest Products & Paper – 2.0%
Paper & Related Products – 2.0%
Abitibi-Consolidated, Inc.
8.375% 04/01/15		1,535,000	1,366,150
Boise Cascade LLC
7.125% 10/15/14		500,000	500,000
Domtar, Inc.
7.125% 08/15/15		1,385,000	1,393,656
Georgia-Pacific Corp.
8.000% 01/15/24		1,520,000	1,531,400
Neenah Paper, Inc.
7.375% 11/15/14		790,000	778,150
NewPage Corp.
10.000% 05/01/12		730,000	805,738
12.000% 05/01/13		345,000	382,950
Norske Skog
7.375% 03/01/14		995,000	939,031
8.625% 06/15/11		450,000	451,125
			8,148,200
Forest Products & Paper Total			8,148,200

	Par	Value ($)
Iron/Steel – 0.1%
Steel-Specialty – 0.1%
UCAR Finance, Inc.
10.250% 02/15/12	581,000	612,955
		612,955
Iron/Steel Total		612,955
Metals & Mining – 1.9%
Diversified Minerals – 0.7%
FMG Finance Ltd.
10.625% 09/01/16 (a)	2,400,000	2,883,000
		2,883,000
Metal-Diversified – 0.8%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	3,020,000	3,299,350
		3,299,350
Mining Services – 0.4%
Noranda Aluminium Acquisition Corp.
PIK, 9.360% 05/15/15 (a)	1,675,000	1,691,750
		1,691,750
Metals & Mining Total		7,874,100
Basic Materials Total		30,951,563
Communications – 20.2%
Media – 8.7%
Broadcast Services/Programs – 0.6%
Clear Channel Communications, Inc.
4.900% 05/15/15	1,190,000	985,812
5.500% 12/15/16	1,990,000	1,675,291
		2,661,103
Cable TV – 3.8%
Atlantic Broadband Finance LLC
9.375% 01/15/14	1,250,000	1,289,063
Cablevision Systems Corp.
8.000% 04/15/12	1,240,000	1,258,600
Charter Communications Holdings I LLC
9.920% 04/01/14	2,925,000	2,800,687
11.000% 10/01/15	1,120,000	1,218,000
CSC Holdings, Inc.
7.625% 04/01/11	2,170,000	2,224,250
7.625% 07/15/18	550,000	552,750
DirecTV Holdings LLC
6.375% 06/15/15	1,685,000	1,634,450
EchoStar DBS Corp.
6.625% 10/01/14	2,330,000	2,330,000

See Accompanying Notes to Financial Statements.

8

Columbia High Yield Opportunity Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par	Value ($)
Insight Midwest LP
9.750% 10/01/09	652,000	660,150
Telenet Group Holding NV
(b) 06/15/14 (11.500% 12/15/08) (a)	1,587,000	1,511,617
		15,479,567
Multimedia – 0.8%
Lamar Media Corp.
6.625% 08/15/15	1,445,000	1,437,775
Quebecor Media, Inc.
7.750% 03/15/16	1,575,000	1,653,750
		3,091,525
Publishing-Periodicals – 2.4%
Dex Media West LLC
9.875% 08/15/13	2,442,000	2,652,622
Dex Media, Inc.
(b) 11/15/13
(9.000% 11/15/08)	1,230,000	1,156,200
Idearc, Inc.
8.000% 11/15/16 (a)	755,000	782,369
Penton Media, Inc.
10.355% 02/01/14 (c)(d)	1,000,000	1,007,500
PriMedia, Inc.
8.000% 05/15/13	1,540,000	1,628,550
R.H. Donnelley Corp.
8.875% 01/15/16	1,310,000	1,411,525
Reader's Digest Association, Inc.
9.000% 02/15/17 (a)	1,390,000	1,370,888
		10,009,654
Radio – 0.4%
CMP Susquehanna Corp.
9.875% 05/15/14 (a)	1,405,000	1,433,100
		1,433,100
Television – 0.7%
Sinclair Broadcast Group, Inc.
8.000% 03/15/12	175,000	182,000
Univision Communications, Inc.
PIK, 9.750% 03/15/15 (a)	2,500,000	2,587,500
		2,769,500
Media Total		35,444,449
Telecommunication Services – 11.5%
Cellular Telecommunications – 5.0%
Cricket Communications, Inc.
9.375% 11/01/14	2,390,000	2,533,400

		Par	Value ($)
Digicel Group Ltd.
PIK,
9.875% 01/15/15 (a)		2,490,000	2,379,433
Dobson Cellular Systems, Inc.
8.375% 11/01/11		1,505,000	1,602,825
9.875% 11/01/12		1,350,000	1,474,875
MetroPCS Wireless, Inc.
9.250% 11/01/14 (a)		2,335,000	2,475,100
Orascom Telecom Finance SCA
7.875% 02/08/14 (a)		855,000	836,831
Rogers Wireless, Inc.
8.000% 12/15/12		230,000	242,978
9.750% 06/01/16 (d)(e)		1,880,000	2,457,591
Rural Cellular Corp.
8.360% 06/01/13 (a)(c)		1,335,000	1,338,337
9.750% 01/15/10		375,000	387,187
11.106% 11/01/12 (c)		1,315,000	1,362,669
US Unwired, Inc.
10.000% 06/15/12		945,000	1,023,640
Wind Acquisition Financial SA
PIK,
12.610% 12/21/11 (d)		2,341,562	2,361,572
			20,476,438
Satellite Telecommunications – 1.5%
Inmarsat Finance II PLC
(b) 11/15/12 (10.375% 11/15/08)		2,085,000	2,001,600
Intelsat Bermuda, Ltd.
11.250% 06/15/16		1,915,000	2,187,888
Intelsat Intermediate Holdings Co., Ltd.
(b) 02/01/15 (9.250% 02/01/10)		1,155,000	970,200
PanAmSat Corp.
9.000% 08/15/14		776,000	838,080
			5,997,768
Telecommunication Equipment – 0.4%
Lucent Technologies, Inc.
6.450% 03/15/29		1,855,000	1,718,194
			1,718,194
Telecommunication Services – 1.8%
Embarq Corp.
7.082% 06/01/16		645,000	656,989
7.995% 06/01/36		630,000	657,067
Nordic Telephone Co. Holdings ApS
8.250% 05/01/16 (a)	EUR	1,030,000	1,517,578
Syniverse Technologies, Inc.
7.750% 08/15/13	USD	1,210,000	1,173,700

See Accompanying Notes to Financial Statements.

9

Columbia High Yield Opportunity Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par	Value ($)
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	1,500,000	1,610,625
West Corp.
11.000% 10/15/16	1,615,000	1,748,238
		7,364,197
Telephone-Integrated – 2.8%
Cincinnati Bell, Inc.
7.000% 02/15/15	1,430,000	1,430,000
Citizens Communications Co.
7.875% 01/15/27	1,275,000	1,310,063
Qwest Communications International, Inc.
7.500% 02/15/14	780,000	805,350
Qwest Corp.
7.500% 10/01/14	850,000	894,625
7.500% 06/15/23	2,430,000	2,472,525
8.875% 03/15/12	1,735,000	1,904,162
Virgin Media Finance PLC
8.750% 04/15/14	680,000	719,100
Windstream Corp.
8.625% 08/01/16	1,880,000	2,053,900
		11,589,725
Telecommunication Services Total		47,146,322
Communications Total		82,590,771
Consumer Cyclical – 17.6%
Apparel – 1.3%
Apparel Manufacturers – 1.3%
Broder Brothers Co.
11.250% 10/15/10	965,000	962,587
Hanesbrands, Inc.
8.735% 12/15/14 (a)(c)	870,000	902,625
Levi Strauss & Co.
9.750% 01/15/15	2,160,000	2,346,300
Phillips-Van Heusen Corp.
7.250% 02/15/11	925,000	946,969
8.125% 05/01/13	180,000	189,450
		5,347,931
Apparel Total		5,347,931
Auto Manufacturers – 1.1%
Auto-Cars/Light Trucks – 1.1%
Ford Motor Co.
7.450% 07/16/31	1,805,000	1,484,612
General Motors Corp.
8.375% 07/15/33	3,005,000	2,794,650
		4,279,262
Auto Manufacturers Total		4,279,262

		Par	Value ($)
Auto Parts & Equipment – 1.9%
Auto/Truck Parts & Equipment-Original – 1.0%
ArvinMeritor, Inc.
8.125% 09/15/15		990,000	983,813
Hayes Lemmerz Finance Luxembourg SA
8.250% 06/15/15 (a)	EUR	1,290,000	1,735,758
TRW Automotive, Inc.
7.000% 03/15/14 (a)	USD	1,570,000	1,571,962
			4,291,533
Auto/Truck Parts & Equipment-Replacement – 0.3%
Commercial Vehicle Group, Inc.
8.000% 07/01/13		1,305,000	1,305,000
			1,305,000
Rubber-Tires – 0.6%
Goodyear Tire & Rubber Co.
8.625% 12/01/11 (a)		650,000	702,000
9.000% 07/01/15		1,465,000	1,604,175
			2,306,175
Auto Parts & Equipment Total			7,902,708
Distribution/Wholesale – 0.3%
Distribution/Wholesale – 0.3%
Buhrmann US, Inc.
7.875% 03/01/15		1,065,000	1,059,675
			1,059,675
Distribution/Wholesale Total			1,059,675
Entertainment – 1.5%
Gambling (Non-Hotel) – 0.3%
Global Cash Access LLC
8.750% 03/15/12		1,272,000	1,332,420
			1,332,420
Music – 0.9%
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (a)		1,435,000	1,424,237
WMG Acquisition Corp.
7.375% 04/15/14		1,340,000	1,301,475
WMG Holdings Corp.
(b) 12/15/14
(9.500% 12/15/09)		1,325,000	1,033,500
			3,759,212
Resorts/Theme Parks – 0.3%
Six Flags, Inc.
9.625% 06/01/14		1,225,000	1,179,063
			1,179,063
Entertainment Total			6,270,695

See Accompanying Notes to Financial Statements.

10

Columbia High Yield Opportunity Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par	Value ($)
Home Builders – 0.6%
Building-Residential/Commercial – 0.6%
K. Hovnanian Enterprises, Inc.
6.375% 12/15/14	950,000	882,313
8.875% 04/01/12	575,000	571,406
KB Home
5.875% 01/15/15	1,185,000	1,102,050
		2,555,769
Home Builders Total		2,555,769
Home Furnishings – 0.7%
Home Furnishings – 0.7%
Sealy Mattress Co.
8.250% 06/15/14	1,215,000	1,269,675
Simmons Co.
10.647% 02/15/12 (d)	1,700,000	1,683,000
		2,952,675
Home Furnishings Total		2,952,675
Housewares – 0.2%
Housewares – 0.2%
Vitro SA de CV
9.125% 02/01/17 (a)	790,000	828,513
		828,513
Housewares Total		828,513
Leisure Time – 1.1%
Cruise Lines – 0.5%
Royal Caribbean Cruises Ltd.
7.000% 06/15/13	2,140,000	2,187,373
		2,187,373
Leisure & Recreational Products – 0.3%
K2, Inc.
7.375% 07/01/14	1,170,000	1,227,038
		1,227,038
Recreational Centers – 0.3%
Town Sports International, Inc.
(b) 02/01/14
(11.000% 02/01/09)	1,268,000	1,160,220
		1,160,220
Leisure Time Total		4,574,631
Lodging – 5.9%
Casino Hotels – 5.9%
Buffalo Thunder Development Authority
9.375% 12/15/14 (a)	870,000	895,013

	Par	Value ($)
Chukchansi Economic Development Authority
8.859% 11/15/12 (a)(c)	1,250,000	1,278,125
Circus & Eldorado/Silver Legacy Capital Corp.
10.125% 03/01/12	50,000	52,500
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (a)	1,415,000	1,538,812
Greektown Holdings LLC
10.750% 12/01/13 (a)	1,235,000	1,333,800
Harrah's Operating Co., Inc.
5.625% 06/01/15	1,680,000	1,428,000
Jacobs Entertainment, Inc.
9.750% 06/15/14	1,225,000	1,277,063
Las Vegas Sands Corp.
6.375% 02/15/15	2,555,000	2,497,512
MGM Mirage
7.500% 06/01/16	1,935,000	1,905,975
Mohegan Tribal Gaming Authority
6.875% 02/15/15	1,005,000	1,005,000
Pinnacle Entertainment, Inc.
8.250% 03/15/12	1,725,000	1,796,156
Pokagon Gaming Authority
10.375% 06/15/14 (a)	815,000	916,875
Seminole Hard Rock Entertainment, Inc.
7.848% 03/15/14 (a)(c)	1,275,000	1,306,875
Snoqualmie Entertainment Authority
9.125% 02/01/15 (a)	280,000	291,900
9.150% 02/01/14 (a)(c)	280,000	286,300
Station Casinos, Inc.
6.625% 03/15/18	3,225,000	2,902,500
Wimar Opco LLC
9.625% 12/15/14 (a)	1,530,000	1,545,300
Wynn Las Vegas LLC
6.625% 12/01/14	1,705,000	1,711,394
		23,969,100
Lodging Total		23,969,100
Retail – 2.7%
Retail-Arts & Crafts – 0.2%
Michaels Stores, Inc.
11.375% 11/01/16 (a)	890,000	983,450
		983,450
Retail-Automobiles – 1.1%
Asbury Automotive Group, Inc.
7.625% 03/15/17 (a)	605,000	605,000
8.000% 03/15/14	1,330,000	1,359,925

See Accompanying Notes to Financial Statements.

11

Columbia High Yield Opportunity Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par	Value ($)
AutoNation, Inc.
7.000% 04/15/14	610,000	616,100
7.356% 04/15/13 (c)	365,000	368,650
United Auto Group, Inc.
7.750% 12/15/16 (a)	1,450,000	1,464,500
		4,414,175
Retail-Drug Stores – 0.5%
Rite Aid Corp.
9.375% 12/15/15 (a)(f)	2,065,000	2,034,851
		2,034,851
Retail-Propane Distributors – 0.3%
AmeriGas Partners LP
7.125% 05/20/16	1,220,000	1,235,250
		1,235,250
Retail-Restaurants – 0.6%
Buffets, Inc.
12.500% 11/01/14	880,000	897,600
Dave & Buster's, Inc.
11.250% 03/15/14	365,000	381,425
Landry's Restaurants, Inc.
7.500% 12/15/14	1,250,000	1,243,750
		2,522,775
Retail Total		11,190,501
Textiles – 0.3%
Textile-Products – 0.3%
INVISTA
9.250% 05/01/12 (a)	1,085,000	1,155,525
		1,155,525
Textiles Total		1,155,525
Consumer Cyclical Total		72,086,985
Consumer Non-Cyclical – 12.1%
Agriculture – 0.6%
Tobacco – 0.6%
Alliance One International, Inc.
8.500% 05/15/12 (a)	1,110,000	1,143,300
Reynolds American, Inc.
7.625% 06/01/16	1,240,000	1,343,308
Agriculture Total		2,486,608
Beverages – 0.3%
Beverages-Non-Alcoholic – 0.2%
Cott Beverages, Inc.
8.000% 12/15/11	995,000	1,021,119
		1,021,119

	Par	Value ($)
Beverages-Wine/Spirits – 0.1%
Constellation Brands, Inc.
8.125% 01/15/12	320,000	330,400
		330,400
Beverages Total		1,351,519
Biotechnology – 0.4%
Medical-Biomedical/Gene – 0.4%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	1,485,000	1,514,700
		1,514,700
Biotechnology Total		1,514,700
Commercial Services – 3.4%
Commercial Services – 0.3%
Iron Mountain, Inc.
7.750% 01/15/15	1,265,000	1,302,950
		1,302,950
Commercial Services-Finance – 0.3%
ACE Cash Express, Inc.
10.250% 10/01/14 (a)	1,025,000	1,048,062
		1,048,062
Funeral Services & Related Items – 0.2%
Service Corp. International
6.750% 04/01/16	835,000	821,431
7.375% 10/01/14	135,000	139,894
		961,325
Printing-Commercial – 0.5%
Quebecor World Capital Corp.
8.750% 03/15/16 (a)	1,125,000	1,161,562
Quebecor World, Inc.
9.750% 01/15/15 (a)	975,000	1,033,500
		2,195,062
Private Corrections – 0.8%
Corrections Corp. of America
6.250% 03/15/13	1,345,000	1,329,869
GEO Group, Inc.
8.250% 07/15/13	1,700,000	1,776,500
		3,106,369
Rental Auto/Equipment – 1.3%
Ashtead Capital, Inc.
9.000% 08/15/16 (a)	485,000	525,013
Ashtead Holdings PLC
8.625% 08/01/15 (a)	1,390,000	1,466,450
Hertz Corp.
8.875% 01/01/14	355,000	382,069
Rental Services Corp.
9.500% 12/01/14 (a)	630,000	677,250

See Accompanying Notes to Financial Statements.

12

Columbia High Yield Opportunity Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par	Value ($)
United Rentals North America, Inc.
6.500% 02/15/12	1,360,000	1,370,200
7.750% 11/15/13	685,000	710,687
		5,131,669
Commercial Services Total		13,745,437
Cosmetics/Personal Care – 0.7%
Cosmetics & Toiletries – 0.7%
DEL Laboratories, Inc.
8.000% 02/01/12	1,180,000	1,150,500
Elizabeth Arden, Inc.
7.750% 01/15/14	1,505,000	1,546,388
		2,696,888
Cosmetics/Personal Care Total		2,696,888
Food – 0.9%
Food-Dairy Products – 0.3%
Dean Foods Co.
7.000% 06/01/16	1,165,000	1,162,088
		1,162,088
Food-Miscellaneous/Diversified – 0.6%
Dole Food Co., Inc.
8.625% 05/01/09	1,100,000	1,122,000
Reddy Ice Holdings, Inc.
(b) 11/01/12
(10.500% 11/01/08)	1,420,000	1,331,250
		2,453,250
Food Total		3,615,338
Healthcare Products – 0.1%
Optical Supplies – 0.1%
Advanced Medical Optics, Inc.
7.500% 05/01/17 (a)	600,000	591,750
		591,750
Healthcare Products Total		591,750
Healthcare Services – 2.4%
Dialysis Centers – 0.4%
DaVita, Inc.
7.250% 03/15/15	1,520,000	1,558,000
		1,558,000
Medical-Hospitals – 1.6%
HCA, Inc.
9.250% 11/15/16 (a)	1,555,000	1,704,669
PIK,
9.625% 11/15/16 (a)	1,945,000	2,144,362
Tenet Healthcare Corp.
9.875% 07/01/14	2,440,000	2,501,000
		6,350,031

	Par	Value ($)
MRI/Medical Diagnostic Imaging – 0.2%
MedQuest, Inc.
11.875% 08/15/12	1,000,000	802,500
		802,500
Physician Practice Management – 0.2%
US Oncology Holdings, Inc.
PIK,
9.797% 03/15/12 (a)(c)	1,020,000	1,016,175
		1,016,175
Healthcare Services Total		9,726,706
Household Products/Wares – 1.4%
Consumer Products-Miscellaneous – 1.4%
American Greetings Corp.
7.375% 06/01/16	1,280,000	1,307,200
Amscan Holdings, Inc.
8.750% 05/01/14	1,535,000	1,550,350
Jarden Corp.
7.500% 05/01/17	1,575,000	1,606,500
Jostens IH Corp.
7.625% 10/01/12	1,360,000	1,390,600
		5,854,650
Household Products/Wares Total		5,854,650
Pharmaceuticals – 1.9%
Medical-Drugs – 1.1%
Elan Finance PLC
8.875% 12/01/13	1,560,000	1,665,300
Rotavax LLC
10.620% 10/15/14 (a)(c)	1,001,333	1,003,836
Warner Chilcott Corp.
8.750% 02/01/15	1,608,000	1,706,490
		4,375,626
Medical-Generic Drugs – 0.3%
Mylan Laboratories, Inc.
6.375% 08/15/15	1,390,000	1,442,125
		1,442,125
Pharmacy Services – 0.2%
Omnicare, Inc.
6.750% 12/15/13	835,000	822,475
		822,475
Vitamins & Nutrition Products – 0.3%
NBTY, Inc.
7.125% 10/01/15	1,260,000	1,285,200
		1,285,200
Pharmaceuticals Total		7,925,426
Consumer Non-Cyclical Total		49,509,022

See Accompanying Notes to Financial Statements.

13

Columbia High Yield Opportunity Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par	Value ($)
Energy – 8.0%
Coal – 0.9%
Coal – 0.9%
Arch Western Finance LLC
6.750% 07/01/13	1,545,000	1,539,206
Massey Energy Co.
6.875% 12/15/13	1,650,000	1,581,938
Peabody Energy Corp.
7.375% 11/01/16	735,000	778,181
		3,899,325
Coal Total		3,899,325
Energy-Alternate Sources – 0.3%
Energy-Alternate Sources – 0.3%
VeraSun Energy Corp.
9.375% 06/01/17 (a)	1,285,000	1,280,181
		1,280,181
Energy-Alternate Sources Total		1,280,181
Oil & Gas – 4.7%
Oil & Gas Drilling – 0.2%
Pride International, Inc.
7.375% 07/15/14	960,000	988,800
		988,800
Oil Companies-Exploration & Production – 3.9%
Chesapeake Energy Corp.
6.375% 06/15/15	610,000	610,000
7.500% 06/15/14	1,145,000	1,197,956
Cimarex Energy Co.
7.125% 05/01/17	1,040,000	1,053,000
Compton Petroleum Corp.
7.625% 12/01/13	1,360,000	1,373,600
El Paso Production Holding Co.
7.750% 06/01/13 (e)	2,605,000	2,752,094
Energy XXI Gulf Coast, Inc.
10.000% 06/15/13 (a)(f)	1,295,000	1,275,575
Forest Oil Corp.
8.000% 12/15/11	1,080,000	1,134,000
Newfield Exploration Co.
6.625% 04/15/16	1,120,000	1,125,600
OPTI Canada, Inc.
8.250% 12/15/14 (a)	1,300,000	1,381,250
PetroHawk Energy Corp.
9.125% 07/15/13	1,535,000	1,650,125
Pogo Producing Co.
6.625% 03/15/15	1,100,000	1,111,000
Quicksilver Resources, Inc.
7.125% 04/01/16	1,260,000	1,250,550
		15,914,750

	Par	Value ($)
Oil Refining & Marketing – 0.6%
Tesoro Corp.
6.625% 11/01/15	1,395,000	1,414,181
United Refining Co.
10.500% 08/15/12 (a)	775,000	819,563
		2,233,744
Oil & Gas Total		19,137,294
Oil & Gas Services – 0.2%
Seismic Data Collection – 0.2%
Seitel, Inc.
9.750% 02/15/14 (a)	830,000	850,750
		850,750
Oil & Gas Services Total		850,750
Pipelines – 1.9%
Pipelines – 1.9%
Atlas Pipeline Partners LP
8.125% 12/15/15	990,000	1,029,600
Colorado Interstate Gas Co.
6.800% 11/15/15	430,000	449,846
MarkWest Energy Partners LP
6.875% 11/01/14	1,070,000	1,049,937
8.500% 07/15/16	745,000	784,113
Williams Companies, Inc.
6.375% 10/01/10 (a)	2,645,000	2,687,981
7.750% 06/15/31	870,000	952,650
8.125% 03/15/12	660,000	718,575
		7,672,702
Pipelines Total		7,672,702
Energy Total		32,840,252
Financials – 6.8%
Diversified Financial Services – 4.8%
Finance-Auto Loans – 2.6%
Ford Motor Credit Co.
7.800% 06/01/12	2,580,000	2,567,348
8.000% 12/15/16	1,385,000	1,374,766
General Motors Acceptance Corp.
6.875% 09/15/11	3,085,000	3,108,267
8.000% 11/01/31	3,430,000	3,768,208
		10,818,589
Finance-Investment Banker/Broker – 0.8%
E*Trade Financial Corp.
8.000% 06/15/11	1,610,000	1,688,488
LaBranche & Co., Inc.
11.000% 05/15/12	1,375,000	1,483,281
		3,171,769

See Accompanying Notes to Financial Statements.

14

Columbia High Yield Opportunity Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par	Value ($)
Finance-Other Services – 0.4%
Pinnacle Foods Finance LLC
9.250% 04/01/15 (a)	1,375,000	1,395,625
		1,395,625
Special Purpose Entity – 1.0%
KAR Holdings, Inc.
10.000% 05/01/15 (a)	1,020,000	1,045,500
Local TV Finance LLC
PIK,
9.250% 06/15/15 (a)	1,355,000	1,382,100
NSG Holdings LLC
7.750% 12/15/25 (a)	1,245,000	1,310,363
Petroplus Finance Ltd.
6.750% 05/01/14 (a)	240,000	240,300
7.000% 05/01/17 (a)	240,000	241,800
		4,220,063
Diversified Financial Services Total		19,606,046
Insurance – 0.8%
Insurance Brokers – 0.2%
USI Holdings Corp.
9.750% 05/15/15 (a)	905,000	916,312
		916,312
Property/Casualty Insurance – 0.6%
Crum & Forster Holdings Corp.
7.750% 05/01/17 (a)	2,350,000	2,367,625
		2,367,625
Insurance Total		3,283,937
Real Estate Investment Trusts (REITs) – 1.2%
Real Estate Management/Services – 0.4%
Realogy Corp.
10.500% 04/15/14 (a)	830,000	833,112
12.375% 04/15/15 (a)	830,000	809,250
		1,642,362
REITS-Hotels – 0.5%
Host Marriott LP
6.750% 06/01/16	1,840,000	1,865,300
		1,865,300
REITS-Regional Malls – 0.3%
Rouse Co. LP/TRC Co-Issuer, Inc.,
6.750% 05/01/13 (a)	1,405,000	1,416,076
		1,416,076
Real Estate Investment Trusts (REITs) Total		4,923,738
Financials Total		27,813,721

	Par	Value ($)
Industrials – 12.0%
Aerospace & Defense – 0.9%
Aerospace/Defense-Equipment – 0.6%
DRS Technologies, Inc.
6.875% 11/01/13	1,455,000	1,465,912
Sequa Corp.
9.000% 08/01/09	660,000	696,300
		2,162,212
Electronics-Military – 0.3%
L-3 Communications Corp.
6.375% 10/15/15	1,325,000	1,321,688
		1,321,688
Aerospace & Defense Total		3,483,900
Building Materials – 0.2%
Building & Construction Products-Miscellaneous – 0.2%
NTK Holdings, Inc.
(b) 03/01/14
(10.750% 09/01/09)	1,150,000	862,500
		862,500
Building Materials Total		862,500
Electrical Components & Equipment – 0.7%
Wire & Cable Products – 0.7%
Belden CDT, Inc.
7.000% 03/15/17 (a)	1,585,000	1,622,821
General Cable Corp.
7.125% 04/01/17 (a)	635,000	642,937
7.725% 04/01/15 (a)(c)	635,000	636,588
		2,902,346
Electrical Components & Equipment Total		2,902,346
Electronics – 0.7%
Electronic Components-Miscellaneous – 0.7%
Flextronics International Ltd.
6.250% 11/15/14	1,720,000	1,664,100
NXP BV/NXP Funding LLC
9.500% 10/15/15	1,160,000	1,200,600
		2,864,700
Electronics Total		2,864,700
Engineering & Construction – 0.2%
Building & Construction-Miscellaneous – 0.2%
Esco Corp.
8.625% 12/15/13 (a)	825,000	882,750
		882,750
Engineering & Construction Total		882,750

See Accompanying Notes to Financial Statements.

15

Columbia High Yield Opportunity Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par	Value ($)
Environmental Control – 1.0%
Non-Hazardous Waste Disposal – 0.6%
Allied Waste North America, Inc.
7.125% 05/15/16	565,000	581,244
7.875% 04/15/13	1,720,000	1,797,400
		2,378,644
Recycling – 0.4%
Aleris International, Inc.
10.000% 12/15/16 (a)	445,000	467,806
PIK,
9.000% 12/15/14 (a)	1,155,000	1,235,850
		1,703,656
Environmental Control Total		4,082,300
Hand/Machine Tools – 0.2%
Machinery-Electrical – 0.2%
Baldor Electric Co.
8.625% 02/15/17	915,000	983,625
		983,625
Hand/Machine Tools Total		983,625
Machinery-Construction & Mining – 0.3%
Machinery-Construction & Mining – 0.3%
Terex Corp.
7.375% 01/15/14	1,345,000	1,402,163
		1,402,163
Machinery-Construction & Mining Total		1,402,163
Machinery-Diversified – 0.5%
Machinery-General Industry – 0.2%
Manitowoc Co., Inc.
7.125% 11/01/13	760,000	782,800
		782,800
Machinery-Material Handling – 0.3%
Columbus McKinnon Corp.
8.875% 11/01/13	1,190,000	1,273,300
		1,273,300
Machinery-Diversified Total		2,056,100
Metal Fabricate/Hardware – 0.0%
Metal Processors & Fabrication – 0.0%
TriMas Corp.
9.875% 06/15/12	65,000	68,006
		68,006
Metal Fabricate/Hardware Total		68,006

	Par	Value ($)
Miscellaneous Manufacturing – 2.5%
Diversified Manufacturing Operators – 1.9%
Bombardier, Inc.
6.300% 05/01/14 (a)	2,281,000	2,223,975
Covalence Specialty Materials Corp.
10.250% 03/01/16 (a)	1,240,000	1,271,000
J.B. Poindexter & Co.
8.750% 03/15/14	945,000	895,387
Koppers Holdings, Inc.
(b) 11/15/14
(9.875% 11/15/09)	1,400,000	1,225,000
Trinity Industries, Inc.
6.500% 03/15/14	2,156,000	2,161,390
		7,776,752
Miscellaneous Manufacturing – 0.6%
American Railcar Industries, Inc.
7.500% 03/01/14	995,000	1,027,338
Nutro Products, Inc.
10.750% 04/15/14 (a)	1,190,000	1,362,550
		2,389,888
Miscellaneous Manufacturing Total		10,166,640
Packaging & Containers – 2.1%
Containers-Metal/Glass – 1.5%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	2,130,000	2,225,850
Owens-Brockway Glass Container, Inc.
8.250% 05/15/13	2,470,000	2,605,850
Owens-Illinois, Inc.
7.500% 05/15/10	1,480,000	1,522,550
		6,354,250
Containers-Paper/Plastic – 0.6%
Jefferson Smurfit Corp.
8.250% 10/01/12	1,495,000	1,528,637
Solo Cup Co.
8.500% 02/15/14	880,000	770,000
		2,298,637
Packaging & Containers Total		8,652,887
Transportation – 2.7%
Transportation-Marine – 1.3%
Navios Maritime Holdings, Inc.
9.500% 12/15/14 (a)	1,445,000	1,533,506
Ship Finance International Ltd.
8.500% 12/15/13	1,655,000	1,710,856
Stena AB
7.500% 11/01/13	1,965,000	2,006,757
		5,251,119

See Accompanying Notes to Financial Statements.

16

Columbia High Yield Opportunity Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par	Value ($)
Transportation-Railroad – 0.5%
TFM SA de CV
9.375% 05/01/12	1,755,000	1,895,400
		1,895,400
Transportation-Services – 0.7%
CHC Helicopter Corp.
7.375% 05/01/14	1,720,000	1,689,900
PHI, Inc.
7.125% 04/15/13	1,085,000	1,063,300
		2,753,200
Transportation-Trucks – 0.2%
QDI LLC
9.000% 11/15/10	1,060,000	1,036,150
		1,036,150
Transportation Total		10,935,869
Industrials Total		49,343,786
Technology – 1.9%
Computers – 0.2%
Computer Services – 0.2%
Sungard Data Systems, Inc.
9.125% 08/15/13	905,000	961,563
		961,563
Computers Total		961,563
Semiconductors – 1.3%
Electronic Components-Semiconductors – 1.3%
Advanced Micro Devices, Inc.
7.750% 11/01/12	815,000	800,738
Freescale Semiconductor, Inc.
10.125% 12/15/16 (a)	2,610,000	2,613,262
PIK,
9.125% 12/15/14 (a)	1,770,000	1,752,300
		5,166,300
Semiconductors Total		5,166,300
Software – 0.4%
Transactional Software – 0.4%
Open Solutions, Inc.
9.750% 02/01/15 (a)	1,530,000	1,587,375
		1,587,375
Software Total		1,587,375
Technology Total		7,715,238

	Par	Value ($)
Utilities – 3.3%
Electric – 3.3%
Electric-Generation – 1.0%
AES Corp.
7.750% 03/01/14	1,915,000	2,017,931
Edison Mission Energy
7.000% 05/15/17 (a)	1,990,000	1,982,538
		4,000,469
Electric-Integrated – 0.6%
CMS Energy Corp.
6.875% 12/15/15	910,000	944,092
Nevada Power Co.
9.000% 08/15/13	640,000	687,604
Sierra Pacific Resources
6.750% 08/15/17	910,000	920,433
		2,552,129
Independent Power Producer – 1.7%
Calpine Generating Co. LLC
14.370% 04/01/11 (c)(g)	915,000	324,825
Dynegy Holdings, Inc.
7.125% 05/15/18	2,160,000	2,057,400
Mirant North America LLC
7.375% 12/31/13	1,750,000	1,850,625
NRG Energy, Inc.
7.250% 02/01/14	960,000	986,400
7.375% 02/01/16	1,025,000	1,063,437
7.375% 01/15/17	850,000	882,938
		7,165,625
Electric Total		13,718,223
Utilities Total		13,718,223
Total Corporate Fixed-Income Bonds & Notes (cost of $356,255,631)		366,569,561
Common Stocks – 2.6%
	Shares
Consumer Discretionary – 2.0%
Auto Components – 0.3%
Hayes Lemmerz International, Inc. (h)	189,688	1,086,912
Auto Components Total		1,086,912
Hotels, Restaurants & Leisure – 0.4%
Galaxy Entertainment Group Ltd. (h)	800,000	755,080
Town Sports International Holdings, Inc. (h)	37,500	753,750
Hotels, Restaurants & Leisure Total		1,508,830

See Accompanying Notes to Financial Statements.

17

Columbia High Yield Opportunity Fund, May 31, 2007

Common Stocks (continued)
	Shares	Value ($)
Household Durables – 0.2%
D.R. Horton, Inc.	34,000	794,580
Household Durables Total		794,580
Media – 1.1%
Cablevision Systems Corp., Class A (h)	28,500	1,031,415
Idearc, Inc.	24,000	846,000
Spanish Broadcasting System (h)	225,000	1,064,250
Virgin Media, Inc.	35,385	917,179
Warner Music Group Corp.	43,000	722,830
Media Total		4,581,674
Consumer Discretionary Total		7,971,996
Consumer Staples – 0.2%
Food Products – 0.2%
Reddy Ice Holdings, Inc.	25,000	763,000
Food Products Total		763,000
Consumer Staples Total		763,000
Industrials – 0.0%
Commercial Services & Supplies – 0.0%
Fairlane Management Corp. (h)(i)(j)	50,004	–
Commercial Services & Supplies Total		–
Road & Rail – 0.0%
Quality Distribution, Inc. (h)	13,439	135,331
Road & Rail Total		135,331
Industrials Total		135,331
Telecommunication Services – 0.2%
Wireless Telecommunication Services – 0.2%
Sprint Nextel Corp.	39,922	912,217
Wireless Telecommunication Services Total		912,217
Telecommunication Services Total		912,217
Utilities – 0.2%
Independent Power Producers & Energy Traders – 0.2%
Mirant Corp. (h)	18,717	868,469
Independent Power Producers & Energy Traders Total		868,469
Utilities Total		868,469
Total Common Stocks (cost of $9,752,357)		10,651,013

	Par	Value ($)
Municipal Bonds (Taxable) – 1.3%
California – 0.9%
CA Cabazon Band Mission Indians
13.000% 10/01/11 (k)	3,250,000	3,823,950

California Total	3,823,950
Virginia – 0.4%

VA Tobacco Settlement Financing Corp.
Series 2007 A1,
6.706% 06/01/46		1,565,000	1,551,463
Virginia Total			1,551,463
Total Municipal Bonds (Taxable) (cost of $4,814,844)			5,375,413
U.S. Government & Agency Obligation – 0.6%
U.S Government Obligation – 0.6%
U.S. Treasury Bond
4.750% 02/15/37		2,734,000	2,622,718
U.S. Government Obligation Total			2,622,718
Total U.S. Government & Agency Obligation (cost of $2,611,432)			2,622,718
Convertible Bond – 0.3%
Communications – 0.3%
Telecommunication Services – 0.3%
Telephone-Integrated – 0.3%
Virgin Media Finance PLC
8.750% 04/15/14	EUR	690,000	1,007,345
			1,007,345
Telecommunication Services Total			1,007,345
Communications Total			1,007,345
Total Convertible Bond (cost of $975,778)			1,007,345
Preferred Stock – 0.0%
		Shares
Communications – 0.0%
Media – 0.0%
PTV Inc.,
Series A, 10.000% 01/10/23		18	74
Media Total			74
Communications Total			74
Total Preferred Stock (cost of $-)			74

See Accompanying Notes to Financial Statements.

18

Columbia High Yield Opportunity Fund, May 31, 2007

	Units	Value ($)
Warrants – 0.0%
Communications – 0.0%
Media – 0.0%
Broadcast Services/Programs – 0.0%
XM Satellite Radio Holdings, Inc. Expires 03/15/10 (a)(h)	2,435	3,653
		3,653
Media Total		3,653
Telecommunication Services – 0.0%
Cellular Telecommunications – 0.0%
UbiquiTel, Inc. Expires 04/15/10 (a)(h)(i)(j)	5,250	–
		–
Telecommunication Services – 0.0%
Jazztel PLC Expires
07/15/10 (i)(j)	1,435	–
		–
Telecommunication Services Total		–
Communications Total		3,653
Consumer Non-Cyclical – 0.0%
Food – 0.0%
Food-Retail – 0.0%
Pathmark Stores Inc. Expires 09/19/10 (h)(k)	58,758	4,612
		4,612
Food Total		4,612
Consumer Non-Cyclical Total		4,612
Total Warrants (cost of $7,829,466)		8,265

	Par	Value ($)
Short-Term Obligation – 1.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 05/31/07, due on 06/01/07, at 5.010%, collateralized by U.S. Treasury Obligation maturing 02/15/23, market value of $6,994,758 (repurchase proceeds $6,852,954)	6,852,000	6,852,000
Total Short-Term Obligation (cost of $6,852,000)		6,852,000
Total Investments – 95.9% (cost of $389,091,508) (l)		393,086,389
Other Assets & Liabilities, Net – 4.1%		16,934,656
Net Assets – 100.0%		410,021,045

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, these securities, which are not illiquid, except for the following, amounted to $103,220,704, which represents 25.2% of net assets.

Security	Acquisition Date	Par/Unit	Cost	Value
Rotavax LLC	06/06/06 - 02/02/07	$1,001,324	$1,001,379	$1,003,836
UbiquiTel, Inc.	04/04/00	5,250	247,969	–
				1,003,836

(b)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2007.

(d)  Loan Participation Agreement.

(e)  All or a portion of this security is pledged as collateral for open credit default swap contracts.

(f)  Security purchased on a delayed delivery basis.

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At May 31, 2007, the value of this security amounted to $324,825, which represents 0.1% of net assets.

(h)  Non-income producing.

(i)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(j)  Security has no value.

(k)  Illiquid security.

(l)  Cost for federal income tax purposes is $389,850,911.

See Accompanying Notes to Financial Statements.

19

Columbia High Yield Opportunity Fund
May 31, 2007

At May 31, 2007, the Fund sold the following credit default swap contracts:

Swap Counterparty	Referenced Obligation	Buy/Sale Protection	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Morgan Stanley	Ford Motor Co., 7.45% 07/16/31	Sale	3.000%	06/20/09	$1,750,000	$13,114
Morgan Stanley	SLM Corp. 5.125% 08/27/12	Sale	2.190%	06/20/17	2,500,000	(73,164)
						(60,050)

At May 31, 2007, the Fund had entered into the following foreign forward currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	$1,077,159	$1,086,192	06/18/07	$9,033
EUR	1,741,261	1,749,384	06/18/07	8,123
EUR	2,554,877	2,553,684	06/25/07	(1,193)
				15,963

At May 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	89.4
Common Stock	2.6
Municipal Bonds (Taxable)	1.3
Government & Agency Obligation	0.6
Convertible Bond	0.3
Preferred Stock	—	*
Warrants	—	*
	94.2
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	4.1
	100.0

*  Rounds to less than 0.01%.

Acronym	Name
EUR	Euro

PIK	Payment-In-Kind

USD	US Dollar

See Accompanying Notes to Financial Statements.

20

Statement of Assets and Liabilities – Columbia High Yield Opportunity Fund
May 31, 2007

		($)
Assets	Investments, at cost	389,091,508
	Investments, at value	393,086,389
	Cash	2,770,772
	Unrealized appreciation on swap contracts	13,114
	Unrealized appreciation on foreign forward currency contracts	17,156
	Receivable for:
	Investments sold	51,067
	Fund shares sold	14,237,847
	Interest	7,388,662
	Dividends	8,220
	Foreign tax reclaims	19,336
	Other	216,000
	Deferred Trustees' compensation plan	63,428
	Other assets	660
	Total Assets	417,872,651
Liabilities	Unrealized depreciation on swap contracts	73,164
	Unrealized depreciation on foreign forward currency contracts	1,193
	Payable for:
	Investments purchased	1,844,111
	Investments purchased on a delayed delivery basis	3,329,851
	Fund shares repurchased	809,851
	Distributions	1,036,922
	Investment advisory fee	203,823
	Transfer agent fee	63,893
	Pricing and bookkeeping fees	17,092
	Trustees' fees	300
	Custody fee	1,775
	Distribution and service fees	160,627
	Chief compliance officer expenses	1,723
	Deferred Trustees' compensation plan	63,428
	Other liabilities	243,853
	Total Liabilities	7,851,606
	Net Assets	410,021,045
Net Assets Consist of	Paid-in capital	808,444,465
	Overdistributed net investment income	(439,691)
	Accumulated net realized loss	(401,934,404)
	Net unrealized appreciation (depreciation) on:
	Investments	3,994,881
	Foreign currency translations	15,844
	Swap contracts	(60,050)
	Net Assets	410,021,045

See Accompanying Notes to Financial Statements.

21

Statement of Assets and Liabilities – Columbia High Yield Opportunity Fund
May 31, 2007 (continued)

Class A	Net assets	$270,865,744
	Shares outstanding	57,367,501
	Net asset value per share	$4.72	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($4.75/0.9525)	$4.96	(b)
Class B	Net assets	$88,774,089
	Shares outstanding	18,801,736
	Net asset value and offering price per share	$4.72	(a)
Class C	Net assets	$21,160,811
	Shares outstanding	4,481,707
	Net asset value and offering price per share	$4.72	(a)
Class Z	Net assets	$29,220,401
	Shares outstanding	6,189,965
	Net asset value, offering and redemption price per share	$4.72

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

22

Statement of Operations – Columbia High Yield Opportunity Fund
For the Year Ended May 31, 2007

		($)
Investment Income	Interest	33,542,901
	Dividends	515,659
	Total Investment Income	34,058,560
Expenses	Investment advisory fee	2,456,978
	Distribution fee:
	Class B	832,522
	Class C	164,918
	Service fee:
	Class A	660,777
	Class B	277,507
	Class C	54,988
	Transfer agent fee	627,431
	Pricing and bookkeeping fees	152,550
	Trustees' fees	30,519
	Custody fee	28,578
	Chief compliance officer expenses	8,118
	Other expenses	283,939
	Total Operating Expenses	5,578,825
	Interest expense	1,447
	Total Expenses	5,580,272
	Fees waived by Distributor—Class C	(32,947)
	Custody earnings credit	(11,219)
	Net Expenses	5,536,106
	Net Investment Income	28,522,454
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Swap Contracts	Net realized gain (loss) on:
	Investments	4,377,849
	Foreign currency transactions	(321,699)
	Swap contracts	39,595
	Net realized gain	4,095,745
	Net change in unrealized appreciation (depreciation) on:
	Investments	17,143,657
	Foreign currency translations	211,467
	Swaps contracts	(60,050)
	Net change in unrealized appreciation	17,295,074
	Net Gain	21,390,819
	Net Increase Resulting from Operations	49,913,273

See Accompanying Notes to Financial Statements.

23

Statement of Changes in Net Assets – Columbia High Yield Opportunity Fund

		Year Ended May 31,
Increase (Decrease) in Net Assets		2007 ($)	2006 ($)
Operations	Net investment income	28,522,454	33,379,598
	Net realized gain (loss) on investments, foreign currency transactions and swap contracts	4,095,745	(15,681,171)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and swap contracts	17,295,074	11,978,857
	Net Increase Resulting from Operations	49,913,273	29,677,284
Distributions Declared to Shareholders	From net investment income:
	Class A	(19,766,228)	(21,051,533)
	Class B	(7,472,305)	(11,823,125)
	Class C	(1,512,712)	(1,950,865)
	Class Z	(939,055)	(1,001,542)
	Total Distributions Declared to Shareholders	(29,690,300)	(35,827,065)
Share Transactions	Class A:
	Subscriptions	67,069,977	52,657,938
	Distributions reinvested	9,857,418	10,782,697
	Redemptions	(65,163,606)	(87,163,976)
	Net Increase (Decrease)	11,763,789	(23,723,341)
	Class B:
	Subscriptions	3,505,305	5,471,089
	Distributions reinvested	3,800,111	5,895,770
	Redemptions	(58,815,624)	(68,754,799)
	Net Decrease	(51,510,208)	(57,387,940)
	Class C:
	Subscriptions	2,101,755	2,059,957
	Distributions reinvested	847,315	1,094,117
	Redemptions	(5,939,859)	(10,070,893)
	Net Decrease	(2,990,789)	(6,916,819)
	Class Z:
	Subscriptions	19,596,687	2,671,255
	Distributions reinvested	599,655	729,510
	Redemptions	(2,769,706)	(4,873,301)
	Net Increase (Decrease)	17,426,636	(1,472,536)
	Net Decrease from Share Transactions	(25,310,572)	(89,500,636)
	Total Decrease in Net Assets	(5,087,599)	(95,650,417)
Net Assets	Beginning of period	415,108,644	510,759,061
	End of period	410,021,045	415,108,644
	Undistributed/(overdistributed) net investment income at end of period	(439,691)	147,126

See Accompanying Notes to Financial Statements.

24

Statement of Changes in Net Assets – Columbia High Yield Opportunity Fund

		Year Ended May 31,
		2007	2006
Changes in Shares	Class A:
	Subscriptions	14,781,112	11,587,648
	Issued for distributions reinvested	2,148,011	2,362,678
	Redemptions	(14,211,150)	(19,172,288)
	Net Increase (Decrease)	2,717,973	(5,221,962)
	Class B:
	Subscriptions	763,602	1,200,104
	Issued for distributions reinvested	830,478	1,290,777
	Redemptions	(12,847,202)	(15,066,524)
	Net Decrease	(11,253,122)	(12,575,643)
	Class C:
	Subscriptions	457,969	449,541
	Issued for distributions reinvested	184,764	239,512
	Redemptions	(1,295,605)	(2,211,292)
	Net Decrease	(652,872)	(1,522,239)
	Class Z:
	Subscriptions	4,176,173	587,303
	Issued for distributions reinvested	130,624	159,845
	Redemptions	(605,621)	(1,070,811)
	Net Increase (Decrease)	3,701,176	(323,663)

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,								Period Ended May 31,		Year Ended December 31,
Class A Shares	2007		2006		2005		2004		2003 (a)		2002
Net Asset Value, Beginning of Period	$4.50		$4.56		$4.54		$4.30		$4.01		$4.62
Income from Investment Operations:
Net investment income (b)	0.33		0.33		0.35		0.35		0.14		0.34
Net realized and unrealized gain (loss) on investments, foreign currency and swap contracts	0.23		(0.03)		0.05		0.21		0.30		(0.53)
Total from Investment Operations	0.56		0.30		0.40		0.56		0.44		(0.19)
Less Distributions Declared to Shareholders:
From net investment income	(0.34)		(0.36)		(0.38)		(0.32)		(0.15)		(0.39)
Return of capital	—		—		—		—		—		(0.03)
Total Distributions Declared to Shareholders	(0.34)		(0.36)		(0.38)		(0.32)		(0.15)		(0.42)
Net Asset Value, End of Period	$4.72		$4.50		$4.56		$4.54		$4.30		$4.01
Total return (c)	12.98		6.70	%(d)	8.93	%(e)	13.30	%(d)	11.01	%(d)(f)	(4.27)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (g)	1.12%		1.12%		1.15%		1.19%		1.29	%(h)	1.31%
Interest expense	—	%(i)	—		—		—		—		—
Net expenses (g)	1.12%		1.12%		1.15%		1.19%		1.29	%(h)	1.31%
Waiver/Reimbursement	—		0.02%		—		0.01%		—	%(h)(i)	—
Net investment income (g)	7.19%		7.28%		7.55%		7.65%		8.24	%(h)	7.92%
Portfolio turnover rate	75%		61%		67%		75%		45	%(f)	63%
Net assets, end of period (000's)	$270,866		$245,713		$273,104		$325,658		$376,944		$361,780

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,								Period Ended May 31,		Year Ended December 31,
Class B Shares	2007		2006		2005		2004		2003 (a)		2002
Net Asset Value, Beginning of Period	$4.50		$4.56		$4.54		$4.30		$4.01		$4.62
Income from Investment Operations:
Net investment income (b)	0.29		0.30		0.32		0.31		0.13		0.31
Net realized and unrealized gain (loss) on investments, foreign currency and swap contracts	0.24		(0.04)		0.05		0.22		0.29		(0.54)
Total from Investment Operations	0.53		0.26		0.37		0.53		0.42		(0.23)
Less Distributions Declared to Shareholders:
From net investment income	(0.31)		(0.32)		(0.35)		(0.29)		(0.13)		(0.35)
Return of capital	—		—		—		—		—		(0.03)
Total Distributions Declared to Shareholders	(0.31)		(0.32)		(0.35)		(0.29)		(0.13)		(0.38)
Net Asset Value, End of Period	$4.72		$4.50		$4.56		$4.54		$4.30		$4.01
Total return (c)	12.15%		5.91	%(d)	8.13	%(e)	12.46	%(d)	10.67	%(d)(f)	(4.99)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (g)	1.87%		1.87%		1.90%		1.94%		2.04	%(h)	2.06%
Interest expense	—	%(i)	—		—		—		—		—
Net expenses (g)	1.87%		1.87%		1.90%		1.94%		2.04	%(h)	2.06%
Waiver/Reimbursement	—		0.02%		—		0.01%		—	%(h)(i)	—
Net investment income (g)	6.46%		6.55%		6.80%		6.90%		7.49	%(h)	7.17%
Portfolio turnover rate	75%		61%		67%		75%		45	%(f)	63%
Net assets, end of period (000's)	$88,774		$135,122		$194,460		$252,415		$305,021		$280,220

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

27

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,						Period Ended May 31,		Year Ended December 31,
Class C Shares	2007		2006	2005		2004	2003 (a)		2002
Net Asset Value, Beginning of Period	$4.50		$4.56	$4.54		$4.30	$4.01		$4.62
Income from Investment Operations:
Net investment income (b)	0.30		0.31	0.33		0.32	0.13		0.31
Net realized and unrealized gain (loss) on investments, foreign currency and swap contracts	0.23		(0.04)	0.04		0.21	0.29		(0.53)
Total from Investment Operations	0.53		0.27	0.37		0.53	0.42		(0.22)
Less Distributions Declared to Shareholders:
From net investment income	(0.31)		(0.33)	(0.35)		(0.29)	(0.13)		(0.36)
Return of capital	—		—	—		—	—		(0.03)
Total Distributions Declared to Shareholders	(0.31)		(0.33)	(0.35)		(0.29)	(0.13)		(0.39)
Net Asset Value, End of Period	$4.72		$4.50	$4.56		$4.54	$4.30		$4.01
Total return (c)(d)	12.31%		6.07%	8.29	%(e)	12.63%	10.74	%(f)	(4.85)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (g)	1.72%		1.72%	1.75%		1.79%	1.89	%(h)	1.91%
Interest expense	—	%(i)	—	—		—	—		—
Net expenses (g)	1.72%		1.72%	1.75%		1.79%	1.89	%(h)	1.91%
Waiver/Reimbursement	0.15%		0.17%	0.15%		0.16%	0.15	%(h)	0.15%
Net investment income (g)	6.60%		6.70%	6.95%		7.05%	7.64	%(h)	7.32%
Portfolio turnover rate	75%		61%	67%		75%	45	%(f)	63%
Net assets, end of period (000's)	$21,161		$23,084	$30,366		$46,322	$51,471		$46,568

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)    Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

28

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,								Period Ended May 31,		Year Ended December 31,
Class Z Shares	2007		2006		2005		2004		2003 (a)		2002
Net Asset Value, Beginning of Period	$4.50		$4.56		$4.54		$4.30		$4.01		$4.62
Income from Investment Operations:
Net investment income (b)	0.34		0.34		0.37		0.36		0.15		0.33
Net realized and unrealized gain (loss) on investments, foreign currency and swap contracts	0.23		(0.03)		0.04		0.21		0.29		(0.51)
Total from Investment Operations	0.57		0.31		0.41		0.57		0.44		(0.18)
Less Distributions Declared to Shareholders:
From net investment income	(0.35)		(0.37)		(0.39)		(0.33)		(0.15)		(0.40)
Return of capital	—		—		—		—		—		(0.03)
Total Distributions Declared to Shareholders	(0.35)		(0.37)		(0.39)		(0.33)		(0.15)		(0.43)
Net Asset Value, End of Period	$4.72		$4.50		$4.56		$4.54		$4.30		$4.01
Total return (c)	13.26%		6.97	%(d)	9.21	%(e)	13.58	%(d)	11.12	%(d)(f)	(4.03)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (g)	0.87%		0.87%		0.90%		0.94%		1.04	%(h)	1.06%
Interest expense	—	%(i)	—		—		—		—		—
Net expenses (g)	0.87%		0.87%		0.90%		0.94%		1.04	%(h)	1.06%
Waiver/Reimbursement	—		0.02%		—		0.01%		—	%(h)(i)	—
Net investment income (g)	7.44%		7.53%		7.80%		7.92%		8.49	%(h)	8.17%
Portfolio turnover rate	75%		61%		67%		75%		45	%(f)	63%
Net assets, end of period (000's)	$29,220		$11,190		$12,829		$14,194		$45,803		$35,541

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

29

Notes to Financial Statements – Columbia High Yield Opportunity Fund

May 31, 2007

Note 1. Organization

Columbia High Yield Opportunity Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks high current income and total return.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at

30

Columbia High Yield Opportunity Fund, May 31, 2007

their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at "fair value" as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Loan Participations and Commitments

The Fund may invest in loan participations. When a Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not the Borrower. As a result, the Fund assumes the credit risk of the Borrower, Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan which it has purchased from the Selling Participant.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

31

Columbia High Yield Opportunity Fund, May 31, 2007

Credit Default Swaps

The Fund may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

Credit default swaps are marked to market daily based upon quotations from market makers and any change is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the contract period are recorded as liabilities or assets, respectively, on the Fund's Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the contract. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gain or loss on the Statement of Operations.

By entering into these agreements, the Fund could be exposed to risks in excess of the amounts recognized on the Statement of Assets and Liabilities. Risks include the possibility that there will be no liquid market for these agreements, that the counterparty to an agreement will default on its obligation to perform, or that there may be an unfavorable change in interest rates.

Income Recognition

Interest income is recorded on an accrual basis. Premium and discount are amortized and accreted, respectively, on debt securities. Corporate actions and dividend income are recorded on the ex-date. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the trustees and officers of the Trust are indemnified

32

Columbia High Yield Opportunity Fund, May 31, 2007

against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, Section 988 reclassifications of foreign currency and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$581,029	$(575,431)	$(5,598)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended May 31, 2007 and May 31, 2006 were as follows:

	May 31,
Distributions paid from:	2007	2006
Ordinary Income*	$29,690,300	$35,827,065
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of May 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$1,107,191	$—	$3,235,478

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales, changes in the value of assets and liabilities resulting from changes in exchange rates, and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at May 31, 2007, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation
$14,969,414	$(11,733,936)	$3,235,478

The following capital loss carryforwards, determined as of May 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$37,575,496
2009	161,087,717
2010	171,019,187
2011	18,463,873
2014	7,033,993
2015	6,703,180
Total	401,883,446

Of the capital loss carryforwards attributable to the Fund, $1,192,068 ($321,991 expiring May 31, 2008 and $870,077 expiring May 31, 2009) was obtained in the merger with Stein Roe High Yield Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement

33

Columbia High Yield Opportunity Fund, May 31, 2007

No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For year ended May 31, 2007, the Fund's effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly. In addition, the Fund pays State Street a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket fees and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended May 31, 2007, the total amount paid and payable to affiliates by the Fund under these agreements were $76,150 and $1,518, respectively.

For the year ended May 31, 2007, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.037% of the Fund's average daily net assets.

34

Columbia High Yield Opportunity Fund, May 31, 2007

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended May 31, 2007, the effective transfer agent fee rate for the Fund, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.15% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended May 31, 2007, the Distributor has retained net underwriting discounts of $20,972 on sales of the Fund's Class A shares and net CDSC fees of $92, $212,064 and $1,599 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans"), which require the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the year ended May 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $291,194,048 and $309,199,946, respectively.

Note 6. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both

35

Columbia High Yield Opportunity Fund, May 31, 2007

provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended May 31, 2007, the average daily loan balance outstanding on days where borrowing existed was $3,000,000 at a weighted average interest rate of 5.79%.

Note 7. Disclosure of Significant Risks and Contingencies

Sector Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is less concentrated.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other

36

Columbia High Yield Opportunity Fund, May 31, 2007

things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On

37

Columbia High Yield Opportunity Fund, May 31, 2007

May 17, 2007, the District Court entered an amended preliminary approval order which granted preliminary approval of the settlement. A final settlement hearing, at which the District Court will determine whether the proposed settlement should be finally approved and the action dismissed on the merits with prejudice, is scheduled for September 18, 2007. The terms of the settlement, if finally approved, will require payments by the funds' adviser and/or its affiliates, including payment of plaintiffs' attorneys' fees and notice to class members. In the event that the settlement is not finally approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

38

Report of Independent Registered Public Accounting Firm

Columbia High Yield Opportunity Fund

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia High Yield Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Opportunity Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2007, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 26, 2007

39

Fund Governance – Columbia High Yield Opportunity Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 75, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 75, None

Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 75, None

Charles R. Nelson (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa, University of Washington, Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 75, None

40

Fund Governance (continued) – Columbia High Yield Opportunity Fund

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 75, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 75, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 75, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 75, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 75, None

41

Fund Governance (continued) – Columbia High Yield Opportunity Fund

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 75, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

42

Fund Governance (continued) – Columbia High Yield Opportunity Fund

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer—Columbia Funds, since October 2003; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Vice President—Columbia Management Advisors, Inc., since April 2003; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

43

Fund Governance (continued) – Columbia High Yield Opportunity Fund

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

44

Important Information About This Report – Columbia High Yield Opportunity Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia High Yield Opportunity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.
45

Columbia High Yield Opportunity Fund

Annual Report – May 31, 2007

Columbia Management®

PRSRT STD

U.S. Postage

PAID

Holliston, MA

Permit NO. 20

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/131651-0507 (07/07) 07/41115

Columbia Management®

Columbia Strategic Income Fund

Annual Report – May 31, 2007

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Table of Contents

Economic Update	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Fund Profile	6

Investment Portfolio	7

Statement of Assets and Liabilities	23

Statement of Operations	25

Statement of Changes in Net Assets	26

Financial Highlights	28

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	43

Fund Governance	44

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

•  Gotten married or divorced

•  Added a child to your family

•  Made a significant change in employment

•  Entered or moved significantly closer to retirement

•  Experienced a serious illness or death in the family

•  Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia Strategic Income Fund

US economic growth advanced at a modest pace during the 12-month period that began June 1, 2006 and ended May 31, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward in the second half of 2006, but rose again in 2007, and core inflation moved slightly higher. First quarter 2007 growth was the lowest in five years, yet many economic indicators remained positive. Job growth, for example, was relatively strong, as the labor markets added an average of 160,000 new jobs each month over the period and the unemployment rate declined slightly to 4.5%. Personal income rose and consumer spending continued to expand. Against this backdrop, economic growth averaged around 1.9% for the 12-month period.

After a two-year period of steady short-term rate hikes, the Federal Reserve Board's (the Fed's) increase in the federal funds rate was its last for the 12-month period. After its June meeting, the Fed turned cautious in the face of slower economic growth and held the federal funds rate steady at 5.25% throughout the period. Investors reacted favorably to the prospect of stable or lower interest rates and fueled a rally that moved stock prices higher and gave a boost to the bond market as well.

Bonds bounced back

Against a backdrop of generally favorable conditions, the US bond market delivered respectable returns, as prices rose and yields declined in reaction to the Fed's decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note1, a bellwether for the bond market, ended the 12-month period at 4.89%—slightly lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.66%. High-yield bonds led the US fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 13.13%.

Despite volatility, stocks moved solidly higher

Stock prices rose at an above average pace during the 12-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 22.79%. Large-cap stocks staged a comeback, beating out small-cap stocks and performing approximately in line with mid-cap stocks, as measured by their respective Russell indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 26.84%, despite a volatile stretch in the early spring when the US and many foreign stock markets retreated in response to a sharp decline in the Chinese market and other market-specific factors.

1 10-year Treasury note used solely as a benchmark for long-term interest rates.

Past performance is no guarantee of future results.

Summary

For the 12-month period that ended May 31, 2007

■  Investment-grade bonds rebounded as yields declined, lifting the Lehman Brothers U.S. Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

■  The broad US stock market, as measured by the S&P 500 Index, returned 22.79%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information – Columbia Strategic Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73
Class J	1.36
Class Z	0.74

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 06/01/97 – 05/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Government/Credit Bond Index tracks the performance of US Government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 06/01/97 – 05/31/07 ($)

Sales charge	without	with
Class A	18,347	17,475
Class B	16,998	16,998
Class C	17,277	17,277
Class J	17,776	17,243
Class Z	18,588	n/a

Average annual total return as of 05/31/07 (%)

Share class	A		B		C		J		Z
Inception	04/21/77		05/15/92		07/01/97		11/02/98		01/29/99
Sales charge	without	with	without	with	without	with	without	with	without
1-year	8.57	3.42	7.59	2.59	7.74	6.74	8.00	4.76	8.73
5-year	8.84	7.79	8.00	7.70	8.19	8.19	8.45	7.79	9.02
10-Year	6.26	5.74	5.45	5.45	5.62	5.62	5.92	5.60	6.40

Average annual total return as of 06/30/07 (%)

Share class	A		B		C		J		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	8.22	3.08	7.24	2.24	7.57	6.57	7.65	4.42	8.38
5-year	9.02	7.97	8.18	7.88	8.37	8.37	8.58	7.93	9.20
10-Year	6.02	5.51	5.22	5.22	5.39	5.39	5.69	5.36	6.16

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and 3.00% for Class J shares, the applicable contingent deferred sales charge of 5.00% in the first year declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The share performance information for Classes J and Z (newer class shares) includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any differences in expenses (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Class J shares would have been lower and the returns for the Class Z shares would have been higher. Class C is a newer class of shares. Its performance information includes returns of the fund's Class B shares for periods prior to the inception of Class C shares. Class B shares would have substantially similar annual returns because Class B and Class C shares have similar expense structures. Class A shares were initially offered on April 21, 1977, Class B shares were initially offered on May 15, 1992, Class C shares initially offered on July 1, 1997, Class J shares were initially offered on November 2, 1998 and Class Z shares were initially offered on January 29, 1999.

Understanding Your Expenses – Columbia Strategic Income Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

12/01/06 – 05/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.62	1,020.14	4.86	4.84	0.96
Class B	1,000.00	1,000.00	1,024.78	1,016.40	8.63	8.60	1.71
Class C	1,000.00	1,000.00	1,025.48	1,017.15	7.88	7.85	1.56
Class J	1,000.00	1,000.00	1,026.68	1,018.35	6.67	6.64	1.32
Class Z	1,000.00	1,000.00	1,030.12	1,021.34	3.64	3.63	0.72

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Strategic Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 05/31/07 ($)

Class A	6.01
Class B	6.00
Class C	6.01
Class J	5.99
Class Z	5.95

Distributions declared per share

06/01/06 – 5/31/07 ($)

Class A	0.36
Class B	0.32
Class C	0.32
Class J	0.34
Class Z	0.37

30-days SEC yields

as of 05/31/07 (%)

Class A	4.89
Class B	4.38
Class C	4.53
Class J	4.55
Class Z	5.38

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

For the 12-month period that ended May 31, 2007, the fund's Class A shares returned 8.57% without sales charge. The fund outperformed the Lehman Brothers Government/Credit Bond Index, the fund's benchmark, which returned 6.47% for the period.1 Positions in high-yield corporate bonds and emerging market debt aided performance relative to the index because both sectors outperformed US Treasuries, mortgage-backed securities and investment-grade corporate bonds during the period—and neither were included in the index. By comparison, the fund's performance was lower than the 9.04% average return of the Lipper Multi-Sector Income Funds Classification.2 We believe that the fund lagged the average because it had less exposure than many of its peers to the riskiest emerging market assets, especially local emerging market instruments, and because it had higher weights than many of its peers in US government and developed market foreign bonds, which did not perform as well as riskier segments of the market.

High-yield and emerging market debt bolstered returns

The fund's high-yield holdings, followed by emerging market debt in the foreign government sector, provided the largest contributions to return for the period.

High-yield bonds are the largest sector allocation in the fund, and high-yield bonds outperformed all other fixed income sectors. In addition, the fund's emphasis on lower quality B- and CCC-rated bonds over higher quality BB-rated bonds was rewarded as lower quality bonds outperformed higher quality bonds during the period. Generally speaking, investors demonstrated a healthy appetite for risk because of plentiful global liquidity, healthy business prospects for high-yield issuers, low default rates and low interest rates. Individual securities that helped performance included cable service provider Charter Communications Holding I LLC, copper and gold mining company Freeport McMoRan, iron ore mining company subsidiary FMG Finance, global finance company GMAC, wheel manufacturer Hayes Lemmerz Finance and for-profit hospital operator HCA. Emerging market debt also posted strong performance for the period. A position in Republic of Brazil government bonds was the top performer among emerging market holdings. Brazil benefited from healthy economic growth, a strong balance of payments, stable economic policy and a credible central bank, which has eased its monetary policy as inflation and inflation expectations have declined.

1 The Lehman Brothers Government/Credit Bond Index tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustments for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Strategic Income Fund

US and developed market government bonds delivered

modest returns

In a period that was generally solid for the fixed-income markets, US government bonds and holdings in developed market non-US dollar bonds contributed the least to overall total return for the fund. The fund's US government and developed market foreign government bond allocations, which accounted for approximately 45% of assets, were a drag on overall fund performance, especially in the second half of the period when global yields rose.

Allocation shift had mixed results

Early in 2007, we reduced the fund's exposure to the high-yield sector and allocated the proceeds to US Treasuries and developed market government bonds. This move worked well during the turbulent market conditions that prevailed in February and early March. It was less favorable in April and May as riskier assets rebounded. Nevertheless, we remain comfortable with the shift going forward. The yield difference between lower quality bonds and US Treasurys has narrowed, making us more cautious.

Looking ahead

By the end of the period, global yields had risen to their highest levels in a year and, once again, we believe that investors are focused on the risk of rising inflation, which has dashed expectations of a Federal Reserve Board rate cut in 2007. We believe rising bond yields, combined with further official rate hikes by foreign central banks, may act as a headwind against strong economic growth. However, we do not believe bond yields will rise much more than they already have unless real economic growth picks up. While business prospects remain positive for both high-yield issuers and emerging market countries, we have become more cautious on both sectors. The fund's high-yield allocation is at its lowest level in several years.

Portfolio structure

as of 05/31/07 (%)

Corporate Fixed-Income Bonds & Notes	31.6
Foreign Governments Obligations	27.2
U.S. Government Obligations	13.9
Mortgage-Backed Securities	4.8
U.S. Government Agencies	2.0
Asset-Backed Securities	1.3
Municipal Bonds	0.3
Convertible Bonds	0.2
Other	18.7

Quality breakdown

as of 05/31/07 (%)

AAA	49.1
AA	0.5
A	3.3
BBB	7.3
BB	11.7
B	19.7
CCC	7.1
CC	0.2
Non Rated	1.1

Holdings discussed in this report

as of 5/31/07 (%)

Charter Communications Holding I LLC	0.3
Freeport McMoRan Copper & Gold	0.3
FMG Finance	0.2
GMAC	0.2
Hayes Lemmerz Finance	0.2
HCA	0.3
Republic of Brazil	1.9

The fund is actively managed and the composition of its portfolio will change over time. Portfolio structure and quality breakdown are calculated as a percentage of total investments. Holdings discussed is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Fund Profile – Columbia Strategic Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 05/31/07

+8.57%

Class A shares (without sales charge)

+6.47%

Lehman Brothers Government/Credit Bond Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period that ended May 31, 2007, the fund's Class A shares returned 8.57% without sales charge.

■  In a period that was generally favorable for the riskiest sectors of the fixed-income markets, the average returns of the fund, the index, and competing funds were strong.

■  Positions in high-yield and emerging market debt aided performance, but the fund's exposure to these sectors was slightly lower than for many competing funds.

Portfolio Management

Laura A. Ostrander has managed or co-managed the fund since September 2000 and has been associated with the advisor or its predecessors or affiliate organizations since December 1996.

Kevin L. Cronk has co-managed the fund since June 2005 and has been associated with the advisor or its predecessors or affiliate organizations since August 1999.

Thomas A. LaPointe has co-managed the fund since June 2005 and has been associated with the advisor or its predecessors or affiliate organizations since February 1999.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investment Portfolio – Columbia Strategic Income Fund, May 31, 2007

Government & Agency Obligations – 50.8%

	Par		Value ($)
Foreign Government Obligations – 32.1%
Aries Vermoegensverwaltungs GmbH
7.750% 10/25/09	EUR	2,500,000	3,592,280
7.750% 10/25/09 (a)		2,750,000	3,951,508
9.600% 10/25/14	USD	750,000	938,250
Corp. Andina de Fomento
6.375% 06/18/09	EUR	4,350,000	6,016,254
European Investment Bank
0.508% 09/21/11 (b)	JPY	1,795,000,000	14,746,242
4.600% 01/30/37 (a)	CAD	8,900,000	8,064,834
5.500% 12/07/11	GBP	5,250,000	10,253,273
Federal Republic of Brazil
6.000% 01/17/17	USD	6,850,000	6,894,525
7.375% 02/03/15	EUR	4,950,000	7,619,576
11.000% 08/17/40	USD	12,400,000	16,616,000
12.500% 01/05/22	BRL	5,757,000	3,969,363
Federal Republic of Germany
4.250% 07/04/14	EUR	12,990,000	17,301,449
5.000% 07/04/12		5,010,000	6,915,933
5.250% 07/04/10		1,580,000	2,175,864
6.000% 06/20/16		9,500,000	14,270,114
Government of Canada
4.500% 06/01/15	CAD	19,520,000	18,265,508
10.000% 06/01/08		18,530,000	18,231,850
Government of New Zealand
7.000% 07/15/09	NZD	5,090,000	3,735,050
Inter-American Development Bank
7.250% 05/24/12	NZD	7,125,000	5,175,948
Kingdom of Norway
5.500% 05/15/09	NOK	100,170,000	16,738,637
6.000% 05/16/11		97,330,000	16,655,152
Kingdom of Spain
5.500% 07/30/17	EUR	15,410,000	22,443,469
Kingdom of Sweden
5.000% 01/28/09	SEK	112,860,000	16,555,323
6.750% 05/05/14		133,600,000	22,094,182
Kreditanstalt fuer Wiederaufbau
0.456% 08/08/11 (b)	JPY	1,170,000,000	9,615,641
New South Wales Treasury Corp.
8.000% 03/01/08	AUD	17,600,000	14,743,414
Philippine Government International Bond
6.375% 01/15/32	USD	11,585,000	11,309,856
Province of Ontario
4.400% 03/08/16	CAD	8,600,000	7,862,857
Province of Quebec
6.000% 10/01/12		7,155,000	7,088,373
Republic of Bulgaria
8.250% 01/15/15	USD	10,445,000	12,200,804
8.250% 01/15/15 (a)		300,000	350,250
Republic of Chile
7.125% 01/11/12		3,000,000	3,202,800

	Par		Value ($)
Republic of Colombia
8.125% 05/21/24 (c)		8,525,000	10,221,475
9.750% 04/09/11		4,223,954	4,576,654
11.375% 01/31/08	EUR	3,285,000	4,601,354
Republic of France
4.000% 04/25/14		13,720,000	18,002,918
4.750% 10/25/12		15,400,000	21,031,864
Republic of Italy
4.250% 02/01/15		3,870,000	5,128,906
Republic of Panama
6.700% 01/26/36	USD	6,900,000	7,245,000
8.875% 09/30/27		7,270,000	9,414,650
Republic of Peru
7.500% 10/14/14	EUR	3,905,000	6,022,558
9.875% 02/06/15	USD	1,100,000	1,392,600
Republic of Poland
5.750% 03/24/10	PLN	36,900,000	13,304,348
Republic of South Africa
6.500% 06/02/14	USD	8,200,000	8,620,250
13.000% 08/31/10	ZAR	58,220,000	9,218,875
Republic of Venezuela
6.000% 12/09/20	USD	5,280,000	4,659,600
6.250% 12/18/07 (b)		190,440	190,440
7.000% 03/16/15	EUR	3,000,000	4,064,863
Russian Federation
7.500% 03/31/30	USD	16,377,700	18,367,590
11.000% 07/24/18		5,752,000	8,178,769
12.750% 06/24/28		7,430,000	13,446,517
Treasury Corp. of Victoria
6.250% 10/15/12	AUD	20,070,000	16,499,251
United Kingdom Treasury
5.000% 09/07/14	GBP	3,510,000	6,790,297
5.750% 12/07/09		2,550,000	5,053,042
8.000% 06/07/21		2,860,000	7,270,553
9.000% 07/12/11		5,350,000	11,899,114
United Mexican States
8.125% 12/30/19	USD	11,020,000	13,444,400
8.375% 01/14/11		11,520,000	12,672,000
11.375% 09/15/16		7,590,000	10,777,800
Foreign Government Obligations Total			581,690,267
U.S. Government Agencies – 2.3%
Federal Farm Credit Bank
5.000% 08/25/10		8,600,000	8,517,973
Federal Home Loan Bank System
5.500% 11/09/09		10,000,000	9,996,790
Federal Home Loan Mortgage Corp.
5.125% 10/15/08 (c)		1,280,000	1,276,825
5.750% 03/15/09 (c)		1,010,000	1,018,691
6.750% 03/15/31 (c)		406,000	476,454

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

U.S. Government Agencies (continued)

	Par		Value ($)
Federal National Mortgage Association
3.250% 08/15/08 (c)	USD	8,000,000	7,809,952
4.375% 07/17/13		3,003,000	2,861,928
5.000% 09/15/08 (c)		10,000,000	9,961,790
U.S. Government Agencies Total			41,920,403
U.S. Government Obligations – 16.4%
U.S. Treasury Bonds
5.375% 02/15/31 (c)		12,000,000	12,514,692
7.500% 11/15/24 (c)		18,400,000	23,451,370
8.875% 02/15/19 (c)		21,827,000	29,222,599
10.375% 11/15/12 (c)		52,000,000	53,198,444
10.625% 08/15/15 (c)		29,415,000	40,705,301
12.500% 08/15/14 (c)		52,151,000	60,315,865
U.S. Treasury Notes
5.000% 02/15/11 (c)		34,100,000	34,310,465
5.125% 06/30/08 (c)		10,000,000	10,007,030
5.125% 05/15/16 (c)(d)		23,000,000	23,357,581
U.S. Treasury STRIPS
(e) 11/15/08 (c)		7,000,000	6,520,962
(e) 05/15/23 (c)		4,550,000	2,002,678
11/15/13(c)(d)		2,250,000	1,651,315
U.S. Government Obligations Total			297,258,302
Total Government & Agency Obligations (cost of $935,926,249)			920,868,972
Corporate Fixed-Income Bonds & Notes – 37.2%
Basic Materials – 3.3%
Chemicals – 1.4%
Agricultural Chemicals – 0.2%
Mosaic Co.
7.625% 12/01/16 (a)		3,055,000	3,245,937
			3,245,937
Chemicals-Diversified – 0.9%
EquiStar Chemicals LP
10.625% 05/01/11		1,990,000	2,099,450
Huntsman International LLC
6.875% 11/15/13 (a)	EUR	1,165,000	1,606,754
7.875% 11/15/14 (a)	USD	1,695,000	1,781,869
Ineos Group Holdings PLC
8.500% 02/15/16 (a)		1,485,000	1,494,281
Lyondell Chemical Co.
6.875% 06/15/17		2,000,000	2,002,500
8.000% 09/15/14		1,455,000	1,538,662
8.250% 09/15/16		2,210,000	2,392,325
NOVA Chemicals Corp.
6.500% 01/15/12		2,650,000	2,570,500
			15,486,341

	Par	Value ($)
Chemicals-Specialty – 0.3%
Chemtura Corp.
6.875% 06/01/16	2,560,000	2,524,800
MacDermid, Inc.
9.500% 04/15/17 (a)	1,730,000	1,825,150
Rhodia SA
8.875% 06/01/11	1,847,000	1,928,970
		6,278,920
Chemicals Total		25,011,198
Forest Products & Paper – 0.8%
Paper & Related Products – 0.8%
Abitibi-Consolidated, Inc.
8.375% 04/01/15	2,225,000	1,980,250
Boise Cascade LLC
7.125% 10/15/14	1,360,000	1,360,000
Domtar, Inc.
7.125% 08/15/15	2,385,000	2,399,907
Georgia-Pacific Corp.
8.000% 01/15/24	2,580,000	2,599,350
Neenah Paper, Inc.
7.375% 11/15/14	740,000	728,900
NewPage Corp.
10.000% 05/01/12	1,335,000	1,473,506
12.000% 05/01/13	1,305,000	1,448,550
Norske Skog
7.375% 03/01/14	1,635,000	1,543,031
8.625% 06/15/11	1,080,000	1,082,700
		14,616,194
Forest Products & Paper Total		14,616,194
Iron/Steel – 0.1%
Steel-Specialty – 0.1%
UCAR Finance, Inc.
10.250% 02/15/12	712,000	751,160
		751,160
Iron/Steel Total		751,160
Metals & Mining – 1.0%
Diversified Minerals – 0.2%
FMG Finance Ltd.
10.625% 09/01/16 (a)	3,670,000	4,408,588
		4,408,588
Metal-Diversified – 0.3%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	5,025,000	5,489,812
		5,489,812

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par	Value ($)
Mining Services – 0.2%
Noranda Aluminium Acquisition Corp.
PIK,
9.360% 05/15/15 (a)	2,655,000	2,681,550
		2,681,550
Non-Ferrous Metals – 0.3%
Codelco, Inc.
5.500% 10/15/13	6,000,000	5,961,792
		5,961,792
Metals & Mining Total		18,541,742
Basic Materials Total		58,920,294
Communications – 7.2%
Media – 3.1%
Broadcast Services/Programs – 0.2%
Clear Channel Communications, Inc.
4.900% 05/15/15	1,700,000	1,408,302
5.500% 12/15/16	2,745,000	2,310,892
		3,719,194
Cable TV – 1.3%
Atlantic Broadband Finance LLC
9.375% 01/15/14	2,165,000	2,232,656
Cablevision Systems Corp.
8.000% 04/15/12	2,049,000	2,079,735
Charter Communications Holdings I LLC
9.920% 04/01/14	4,365,000	4,179,487
11.000% 10/01/15	1,725,000	1,875,938
CSC Holdings, Inc.
7.625% 04/01/11	3,725,000	3,818,125
7.625% 07/15/18	927,000	931,635
DirecTV Holdings LLC
6.375% 06/15/15	2,785,000	2,701,450
EchoStar DBS Corp.
6.625% 10/01/14	3,705,000	3,705,000
Insight Midwest LP
9.750% 10/01/09	865,000	875,813
Telenet Group Holding NV
06/15/14 (f)
(11.500% 12/15/08) (a)	2,292,000	2,183,130
		24,582,969
Multimedia – 0.3%
Lamar Media Corp.
6.625% 08/15/15	2,095,000	2,084,525
Quebecor Media, Inc.
7.750% 03/15/16	2,635,000	2,766,750
		4,851,275

	Par	Value ($)
Publishing-Periodicals – 1.0%
Dex Media West LLC
9.875% 08/15/13	4,197,000	4,558,991
Dex Media, Inc.
11/15/13 (f)
(9.000% 11/15/08)	1,775,000	1,668,500
Idearc, Inc.
8.000% 11/15/16 (a)	2,365,000	2,450,731
Penton Media, Inc.
10.355% 02/01/14 (g)	1,000,000	1,007,500
PriMedia, Inc.
8.000% 05/15/13	3,070,000	3,246,525
R.H. Donnelley Corp.
8.875% 01/15/16	2,030,000	2,187,325
Reader's Digest Association, Inc.
9.000% 02/15/17 (a)	2,290,000	2,258,513
		17,378,085
Radio – 0.1%
CMP Susquehanna Corp.
9.875% 05/15/14 (a)	2,185,000	2,228,700
		2,228,700
Television – 0.2%
Univision Communications, Inc.
PIK,
9.750% 03/15/15 (a)	3,410,000	3,529,350
		3,529,350
Media Total		56,289,573
Telecommunication Services – 4.1%
Cellular Telecommunications – 1.8%
Cricket Communications, Inc.
9.375% 11/01/14	3,560,000	3,773,600
Digicel Group Ltd.
PIK,
9.125% 01/15/15 (a)	3,375,000	3,232,102
Dobson Cellular Systems, Inc.
8.375% 11/01/11	2,470,000	2,630,550
9.875% 11/01/12	2,550,000	2,785,875
MetroPCS Wireless, Inc.
9.250% 11/01/14 (a)	3,055,000	3,238,300
Nextel Communications, Inc.
7.375% 08/01/15	75,000	76,605
Orascom Telecom Finance SCA
7.875% 02/08/14 (a)	1,150,000	1,125,563
Rogers Wireless, Inc.
8.000% 12/15/12	1,480,000	1,563,508
9.750% 06/01/16	2,408,000	3,147,807

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par		Value ($)
Rural Cellular Corp.
8.360% 06/01/13 (a)(b)		2,100,000	2,105,250
9.750% 01/15/10		440,000	454,300
11.106% 11/01/12 (b)		1,845,000	1,911,881
US Unwired, Inc.
10.000% 06/15/12		2,540,000	2,751,371
Wind Acquisition Financial SA
PIK,
12.609% 12/21/11 (g)		3,125,521	3,132,475
			31,929,187
Satellite Telecommunications – 0.5%
Inmarsat Finance II PLC
(f) 11/15/12
(10.375% 11/15/08)		2,855,000	2,740,800
Intelsat Bermuda, Ltd.
11.250% 06/15/16		3,060,000	3,496,050
Intelsat Intermediate Holdings Co., Ltd.
02/01/15 (f)
(9.250% 02/01/10)		1,975,000	1,659,000
PanAmSat Corp.
9.000% 08/15/14		1,456,000	1,572,480
			9,468,330
Telecommunication Equipment – 0.2%
Lucent Technologies, Inc.
6.450% 03/15/29		3,080,000	2,852,850
			2,852,850
Telecommunication Services – 0.6%
Embarq Corp.
7.082% 06/01/16		990,000	1,008,402
7.995% 06/01/36		840,000	876,090
Nordic Telephone Co. Holdings ApS
8.250% 05/01/16 (a)	EUR	1,285,000	1,893,288
8.875% 05/01/16 (a)	USD	615,000	666,506
Syniverse Technologies, Inc.
7.750% 08/15/13		1,845,000	1,789,650
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14		2,585,000	2,775,644
West Corp.
11.000% 10/15/16		2,680,000	2,901,100
			11,910,680
Telephone-Integrated – 1.0%
Cincinnati Bell, Inc.
7.000% 02/15/15		2,375,000	2,375,000
Citizens Communications Co.
7.875% 01/15/27		2,180,000	2,239,950
Qwest Communications International, Inc.
7.500% 02/15/14		1,485,000	1,533,263

	Par		Value ($)
Qwest Corp.
7.500% 10/01/14		1,340,000	1,410,350
7.500% 06/15/23		3,585,000	3,647,737
8.875% 03/15/12		2,775,000	3,045,562
Virgin Media Finance PLC
8.750% 04/15/14	EUR	435,000	460,013
Windstream Corp.
8.625% 08/01/16	USD	3,200,000	3,496,000
			18,207,875
Telecommunication Services Total			74,368,922
Communications Total			130,658,495
Consumer Cyclical – 6.6%
Apparel – 0.5%
Apparel Manufacturers – 0.5%
Broder Brothers Co.
11.250% 10/15/10		1,630,000	1,625,925
Hanesbrands, Inc.
8.735% 12/15/14 (a)(b)		1,150,000	1,193,125
Levi Strauss & Co.
9.750% 01/15/15		4,065,000	4,415,606
Phillips-Van Heusen Corp.
7.250% 02/15/11		1,620,000	1,658,475
8.125% 05/01/13		1,140,000	1,199,850
			10,092,981
Apparel Total			10,092,981
Auto Manufacturers – 0.4%
Auto-Cars/Light Trucks – 0.4%
Ford Motor Co.
7.450% 07/16/31		2,905,000	2,389,363
General Motors Corp.
8.375% 07/15/33		4,940,000	4,594,200
			6,983,563
Auto Manufacturers Total			6,983,563
Auto Parts & Equipment – 0.7%
Auto/Truck Parts & Equipment-Original – 0.4%
ArvinMeritor, Inc.
8.125% 09/15/15		1,760,000	1,749,000
Hayes Lemmerz Finance Luxembourg SA
8.250% 06/15/15 (a)	EUR	2,050,000	2,758,375
TRW Automotive, Inc.
7.000% 03/15/14 (a)	USD	2,675,000	2,678,344
			7,185,719

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par	Value ($)
Auto/Truck Parts & Equipment-Replacement – 0.1%
Commercial Vehicle Group, Inc.
8.000% 07/01/13	2,030,000	2,030,000
		2,030,000
Rubber-Tires – 0.2%
Goodyear Tire & Rubber Co.
8.625% 12/01/11 (a)	860,000	928,800
9.000% 07/01/15	2,315,000	2,534,925
		3,463,725
Auto Parts & Equipment Total		12,679,444
Distribution/Wholesale – 0.1%
Distribution/Wholesale – 0.1%
Buhrmann US, Inc.
7.875% 03/01/15	1,315,000	1,308,425
		1,308,425
Distribution/Wholesale Total		1,308,425
Entertainment – 0.6%
Gambling (Non-Hotel) – 0.1%
Global Cash Access LLC
8.750% 03/15/12	1,924,000	2,015,390
		2,015,390
Music – 0.4%
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (a)	2,355,000	2,337,338
WMG Acquisition Corp.
7.375% 04/15/14	1,965,000	1,908,506
WMG Holdings Corp.
12/15/14 (f)
(9.500% 12/15/09)	2,280,000	1,778,400
		6,024,244
Resorts/Theme Parks – 0.1%
Six Flags, Inc.
9.625% 06/01/14	2,435,000	2,343,687
		2,343,687
Entertainment Total		10,383,321
Home Builders – 0.2%
Building-Residential/Commercial – 0.2%
K. Hovnanian Enterprises, Inc.
6.375% 12/15/14	1,395,000	1,295,606
8.875% 04/01/12	1,130,000	1,122,938
KB Home
5.875% 01/15/15	1,830,000	1,701,900
		4,120,444
Home Builders Total		4,120,444

	Par	Value ($)
Home Furnishings – 0.2%
Home Furnishings – 0.2%
Sealy Mattress Co.
8.250% 06/15/14	2,170,000	2,267,650
Simmons Co.
10.648% 02/15/12 (g)	2,300,000	2,277,000
		4,544,650
Home Furnishings Total		4,544,650
Housewares – 0.1%
Housewares – 0.1%
Vitro SA de CV
9.125% 02/01/17 (a)	1,215,000	1,274,231
		1,274,231
Housewares Total		1,274,231
Leisure Time – 0.4%
Cruise Lines – 0.2%
Royal Caribbean Cruises Ltd.
7.000% 06/15/13	3,090,000	3,158,403
		3,158,403
Leisure & Recreational Products – 0.1%
K2, Inc.
7.375% 07/01/14	1,830,000	1,919,213
		1,919,213
Recreational Centers – 0.1%
Town Sports International, Inc.
02/01/14 (f)
(11.000% 02/01/09)	1,703,000	1,558,245
		1,558,245
Leisure Time Total		6,635,861
Lodging – 2.3%
Casino Hotels – 2.3%
Buffalo Thunder Development Authority
9.375% 12/15/14 (a)	1,150,000	1,183,063
Chukchansi Economic Development Authority
8.000% 11/15/13 (a)	595,000	615,825
8.859% 11/15/12 (a)(b)	1,435,000	1,467,287
Circus & Eldorado/Silver Legacy Capital Corp.
10.125% 03/01/12	1,780,000	1,869,000
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (a)	3,360,000	3,654,000
Greektown Holdings LLC
10.750% 12/01/13 (a)	2,195,000	2,370,600

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par	Value ($)
Harrah's Operating Co., Inc.
5.625% 06/01/15	3,245,000	2,758,250
Jacobs Entertainment, Inc.
9.750% 06/15/14	2,165,000	2,257,012
Las Vegas Sands Corp.
6.375% 02/15/15	4,185,000	4,090,837
MGM Mirage
7.500% 06/01/16	3,155,000	3,107,675
Mohegan Tribal Gaming Authority
6.875% 02/15/15	1,605,000	1,605,000
Pinnacle Entertainment, Inc.
8.250% 03/15/12	3,100,000	3,227,875
Pokagon Gaming Authority
10.375% 06/15/14 (a)	1,110,000	1,248,750
Seminole Hard Rock Entertainment, Inc.
7.848% 03/15/14 (a)(b)	1,715,000	1,757,875
Snoqualmie Entertainment Authority
9.125% 02/01/15 (a)	375,000	390,938
9.150% 02/01/14 (a)(b)	375,000	383,438
Station Casinos, Inc.
6.625% 03/15/18	4,530,000	4,077,000
Wimar Opco LLC
9.625% 12/15/14 (a)	2,425,000	2,449,250
Wynn Las Vegas LLC
6.625% 12/01/14	2,745,000	2,755,294
		41,268,969
Lodging Total		41,268,969
Retail – 1.0%
Retail-Arts & Crafts – 0.1%
Michaels Stores, Inc.
11.375% 11/01/16 (a)	1,730,000	1,911,650
		1,911,650
Retail-Automobiles – 0.3%
Asbury Automotive Group, Inc.
7.625% 03/15/17 (a)	800,000	800,000
8.000% 03/15/14	2,235,000	2,285,288
AutoNation, Inc.
7.000% 04/15/14	745,000	752,450
7.356% 04/15/13 (b)	450,000	454,500
United Auto Group, Inc.
7.750% 12/15/16 (a)	1,915,000	1,934,150
		6,226,388
Retail-Drug Stores – 0.2%
Rite Aid Corp.
9.375% 12/15/15 (a)(h)	3,295,000	3,246,893
		3,246,893

	Par	Value ($)
Retail-Propane Distributors – 0.1%
AmeriGas Partners LP
7.125% 05/20/16	1,740,000	1,761,750
		1,761,750
Retail-Restaurants – 0.3%
Buffets, Inc.
12.500% 11/01/14	1,740,000	1,774,800
Dave & Buster's, Inc.
11.250% 03/15/14	1,225,000	1,280,125
Landry's Restaurants, Inc.
7.500% 12/15/14	1,935,000	1,925,325
		4,980,250
Retail Total		18,126,931
Textiles – 0.1%
Textile-Products – 0.1%
INVISTA
9.250% 05/01/12 (a)	1,750,000	1,863,750
		1,863,750
Textiles Total		1,863,750
Consumer Cyclical Total		119,282,570
\Consumer Non-Cyclical – 4.8%
Agriculture – 0.2%
Tobacco – 0.2%
Alliance One International, Inc.
8.500% 05/15/12 (a)	1,495,000	1,539,850
Reynolds American, Inc.
7.625% 06/01/16	2,030,000	2,199,125
		3,738,975
Agriculture Total		3,738,975
Beverages – 0.2%
Beverages-Non-Alcoholic – 0.1%
Cott Beverages, Inc.
8.000% 12/15/11	1,760,000	1,806,200
		1,806,200
Beverages-Wine/Spirits – 0.1%
Constellation Brands, Inc.
8.125% 01/15/12	1,525,000	1,574,563
		1,574,563
Beverages Total		3,380,763

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par	Value ($)
Biotechnology – 0.1%
Medical-Biomedical/Gene – 0.1%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	2,455,000	2,504,100
		2,504,100
Biotechnology Total		2,504,100
Commercial Services – 1.6%
Commercial Services – 0.1%
Iron Mountain, Inc.
7.750% 01/15/15	2,035,000	2,096,050
		2,096,050
Commercial Services-Finance – 0.1%
ACE Cash Express, Inc.
10.250% 10/01/14 (a)	1,550,000	1,584,875
		1,584,875
Funeral Services & Related Items – 0.1%
Service Corp. International
6.750% 04/01/16	1,390,000	1,367,412
7.375% 10/01/14	290,000	300,513
		1,667,925
Printing-Commercial – 0.3%
Quebecor World Capital Corp.
8.750% 03/15/16 (a)	3,705,000	3,825,413
Quebecor World, Inc.
9.750% 01/15/15 (a)	1,290,000	1,367,400
		5,192,813
Private Corrections – 0.3%
Corrections Corp. of America
6.250% 03/15/13	2,355,000	2,328,506
GEO Group, Inc.
8.250% 07/15/13	2,865,000	2,993,925
		5,322,431
Rental Auto/Equipment – 0.7%
Ashtead Capital, Inc.
9.000% 08/15/16 (a)	740,000	801,050
Ashtead Holdings PLC
8.625% 08/01/15 (a)	2,805,000	2,959,275
Hertz Corp.
8.875% 01/01/14	2,200,000	2,367,750
Rental Services Corp.
9.500% 12/01/14 (a)	2,810,000	3,020,750
United Rentals North America, Inc.
6.500% 02/15/12	2,580,000	2,599,350
7.750% 11/15/13	765,000	793,687
		12,541,862
Commercial Services Total		28,405,956

	Par	Value ($)
Cosmetics/Personal Care – 0.3%
Cosmetics & Toiletries – 0.3%
DEL Laboratories, Inc.
8.000% 02/01/12	1,950,000	1,901,250
Elizabeth Arden, Inc.
7.750% 01/15/14	2,590,000	2,661,225
		4,562,475
Cosmetics/Personal Care Total		4,562,475
Food – 0.3%
Food-Dairy Products – 0.1%
Dean Foods Co.
7.000% 06/01/16	1,775,000	1,770,563
		1,770,563
Food-Miscellaneous/Diversified – 0.2%
Dole Food Co., Inc.
8.625% 05/01/09	2,192,000	2,235,840
Reddy Ice Holdings, Inc.
11/01/12 (f)
(10.500% 11/01/08)	1,875,000	1,757,812
		3,993,652
Food Total		5,764,215
Healthcare Products – 0.1%
Optical Supplies – 0.1%
Advanced Medical Optics, Inc.
7.500% 05/01/17 (a)	980,000	966,525
		966,525
Healthcare Products Total		966,525
Healthcare Services – 0.8%
Dialysis Centers – 0.1%
DaVita, Inc.
7.250% 03/15/15	2,310,000	2,367,750
		2,367,750
Medical-Hospitals – 0.5%
HCA, Inc.
9.250% 11/15/16 (a)	2,260,000	2,477,525
PIK,
9.625% 11/15/16 (a)	3,195,000	3,522,487
Tenet Healthcare Corp.
9.875% 07/01/14	3,900,000	3,997,500
		9,997,512
MRI/Medical Diagnostic Imaging – 0.1%
MedQuest, Inc.
11.875% 08/15/12	1,675,000	1,344,188
		1,344,188

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par	Value ($)
Physician Practice Management – 0.1%
US Oncology Holdings, Inc.
PIK,
9.797% 03/15/12 (a)	1,660,000	1,653,775
		1,653,775
Healthcare Services Total		15,363,225
Household Products/Wares – 0.5%
Consumer Products-Miscellaneous – 0.5%
American Greetings Corp.
7.375% 06/01/16	2,365,000	2,415,256
Amscan Holdings, Inc.
8.750% 05/01/14	2,600,000	2,626,000
Jarden Corp.
7.500% 05/01/17	2,565,000	2,616,300
Jostens IH Corp.
7.625% 10/01/12	2,075,000	2,121,688
		9,779,244
Household Products/Wares Total		9,779,244
Pharmaceuticals – 0.7%
Medical-Drugs – 0.4%
Elan Finance PLC
8.875% 12/01/13	3,700,000	3,949,750
Rotavax LLC
10.620% 10/15/14 (a)(b)	1,333,381	1,336,715
Warner Chilcott Corp.
8.750% 02/01/15	2,415,000	2,562,919
		7,849,384
Medical-Generic Drugs – 0.1%
Mylan Laboratories, Inc.
6.375% 08/15/15	2,290,000	2,375,875
		2,375,875
Pharmacy Services – 0.1%
Omnicare, Inc.
6.750% 12/15/13	1,440,000	1,418,400
		1,418,400
Vitamins & Nutrition Products – 0.1%
NBTY, Inc.
7.125% 10/01/15	1,520,000	1,550,400
		1,550,400
Pharmaceuticals Total		13,194,059
Consumer Non-Cyclical Total		87,659,537

	Par	Value ($)
Energy – 4.3%
Coal – 0.4%
Coal – 0.4%
Arch Western Finance LLC
6.750% 07/01/13	2,525,000	2,515,531
Massey Energy Co.
6.875% 12/15/13	2,775,000	2,660,531
Peabody Energy Corp.
7.375% 11/01/16	1,060,000	1,122,275
		6,298,337
Coal Total		6,298,337
Energy-Alternate Sources – 0.1%
Energy-Alternate Sources – 0.1%
VeraSun Energy Corp.
9.375% 06/01/17 (a)	2,045,000	2,037,331
		2,037,331
Energy-Alternate Sources Total		2,037,331
Oil & Gas – 2.7%
Oil & Gas Drilling – 0.1%
Pride International, Inc.
7.375% 07/15/14	1,530,000	1,575,900
		1,575,900
Oil Companies-Exploration & Production – 1.9%
Chesapeake Energy Corp.
6.375% 06/15/15	1,545,000	1,545,000
7.500% 06/15/14	2,195,000	2,296,519
Cimarex Energy Co.
7.125% 05/01/17	1,620,000	1,640,250
Compton Petroleum Corp.
7.625% 12/01/13	2,060,000	2,080,600
El Paso Production Holding Co.
7.750% 06/01/13	3,985,000	4,210,017
Energy XXI Gulf Coast, Inc.
10.000% 06/15/13 (a)(h)	2,050,000	2,019,250
Forest Oil Corp.
8.000% 12/15/11	1,300,000	1,365,000
Newfield Exploration Co.
6.625% 04/15/16	1,575,000	1,582,875
OPTI Canada, Inc.
8.250% 12/15/14 (a)	1,710,000	1,816,875
PEMEX Finance Ltd.
9.150% 11/15/18	2,485,000	2,959,585
10.610% 08/15/17	1,650,000	2,103,602
PetroHawk Energy Corp.
9.125% 07/15/13	2,590,000	2,784,250
Pogo Producing Co.
6.625% 03/15/15	1,735,000	1,752,350

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par	Value ($)
Quicksilver Resources, Inc.
7.125% 04/01/16	1,940,000	1,925,450
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.832% 09/30/16 (a)	4,200,000	4,167,492
XTO Energy, Inc.
7.500% 04/15/12	340,000	366,977
		34,616,092
Oil Company-Integrated – 0.1%
Tyumen Oil Co.
11.000% 11/06/07	2,610,000	2,660,634
		2,660,634
Oil Refining & Marketing – 0.2%
Tesoro Corp.
6.625% 11/01/15	2,050,000	2,078,187
United Refining Co.
10.500% 08/15/12 (a)	1,225,000	1,295,438
		3,373,625
Oil-Field Services – 0.4%
Gazprom International SA
6.510% 03/07/22 (a)	1,300,000	1,322,750
7.201% 02/01/20	5,546,082	5,803,975
		7,126,725
Oil & Gas Total		49,352,976
Oil & Gas Services – 0.1%
Seismic Data Collection – 0.1%
Seitel, Inc.
9.750% 02/15/14 (a)	1,125,000	1,153,125
		1,153,125
Oil & Gas Services Total		1,153,125
Oil, Gas & Consumable Fuels – 0.2%
Oil Company-Integrated – 0.2%
Petrobras International Finance Co.
6.125% 10/06/16	4,450,000	4,472,250
		4,472,250
Oil, Gas & Consumable Fuels Total		4,472,250
Pipelines – 0.8%
Pipelines – 0.8%
Atlas Pipeline Partners LP
8.125% 12/15/15	1,700,000	1,768,000
Colorado Interstate Gas Co.
6.800% 11/15/15	790,000	826,461
MarkWest Energy Partners LP
6.875% 11/01/14	1,885,000	1,849,656
8.500% 07/15/16	1,110,000	1,168,275

	Par		Value ($)
Williams Companies, Inc.
6.375% 10/01/10 (a)		5,785,000	5,879,006
7.750% 06/15/31		1,460,000	1,598,700
8.125% 03/15/12		1,125,000	1,224,844
			14,314,942
Pipelines Total			14,314,942
Energy Total			77,628,961
Financials – 4.4%
Banks – 0.1%
Commercial Banks-Southern US – 0.0%
First Union National Bank
5.800% 12/01/08		382,000	384,802
			384,802
Super-Regional Banks-US – 0.1%
Bank One Corp.
6.000% 08/01/08		623,000	625,631
			625,631
Banks Total			1,010,433
Commercial Banks – 0.6%
Commercial Banks-Eastern US – 0.1%
Rabobank Nederland NV/NY
8.050% 08/18/16 (b)(i)		2,000,000	1,993,600
			1,993,600
Special Purpose Banks – 0.5%
Kreditanstalt fuer Wiederaufbau
4.000% 04/06/16 (b)(i)		5,033,000	4,664,584
7.150% 09/26/13 (b)(i)		4,000,000	4,012,400
			8,676,984
Commercial Banks Total			10,670,584
Diversified Financial Services – 3.1%
Finance-Auto Loans – 0.9%
Ford Motor Credit Co.
7.800% 06/01/12		4,095,000	4,074,918
8.000% 12/15/16		2,030,000	2,015,000
General Motors Acceptance Corp.
6.875% 09/15/11		4,505,000	4,538,977
8.000% 11/01/31		5,695,000	6,256,544
			16,885,439
Finance-Consumer Loans – 0.3%
SLM Corp.
6.500% 06/15/10	NZD	7,865,000	5,397,899
			5,397,899

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par		Value ($)
Finance-Investment Banker/Broker – 0.3%
E*Trade Financial Corp.
8.000% 06/15/11		2,390,000	2,506,512
JPMorgan Chase & Co.
7.250% 06/01/07		345,000	345,000
LaBranche & Co., Inc.
11.000% 05/15/12		2,165,000	2,335,494
			5,187,006
Finance-Other Services – 0.1%
Pinnacle Foods Finance LLC
9.250% 04/01/15 (a)		1,860,000	1,887,900
			1,887,900
Special Purpose Entity – 1.5%
Dow Jones CDX North America High Yield
7.625% 06/29/12 (a)		8,000,000	7,894,400
ERAP
3.750% 04/25/10	EUR	2,600,000	3,429,726
KAR Holdings, Inc.
10.000% 05/01/15 (a)	USD	1,670,000	1,711,750
Local TV Finance LLC
PIK,
9.250% 06/15/15 (a)		2,145,000	2,187,900
NSG Holdings LLC
7.750% 12/15/25 (a)		1,685,000	1,773,462
Petroplus Finance Ltd.
6.750% 05/01/14 (a)		380,000	380,475
7.000% 05/01/17 (a)		380,000	382,850
Prudential Funding LLC
6.600% 05/15/08 (a)		388,000	391,558
Transneft
5.670% 03/05/14 (a)		8,870,000	8,613,400
			26,765,521
Diversified Financial Services Total			56,123,765
Insurance – 0.2%
Insurance Brokers – 0.1%
USI Holdings Corp.
9.750% 05/15/15 (a)		1,485,000	1,503,563
			1,503,563
Property/Casualty Insurance – 0.1%
Crum & Forster Holdings Corp.
7.750% 05/01/17 (a)		3,665,000	3,692,487
			3,692,487
Insurance Total			5,196,050

	Par	Value ($)
Real Estate Investment Trusts (REITs) – 0.4%
Real Estate Management/Services – 0.1%
Realogy Corp.
10.500% 04/15/14 (a)	1,095,000	1,099,106
12.375% 04/15/15 (a)	1,095,000	1,067,625
		2,166,731
Hotels – 0.2%
Host Marriott LP
6.750% 06/01/16	2,715,000	2,752,331
		2,752,331
Regional Malls – 0.1%
Rouse Co. LP/TRC Co-Issuer, Inc.,
6.750% 05/01/13 (a)	2,275,000	2,292,934
		2,292,934
Real Estate Investment Trusts (REITs) Total		7,211,996
Financials Total		80,212,828
Industrials – 4.6%
Aerospace & Defense – 0.3%
Aerospace/Defense-Equipment – 0.2%
DRS Technologies, Inc.
6.875% 11/01/13	2,050,000	2,065,375
Sequa Corp.
9.000% 08/01/09	1,490,000	1,571,950
		3,637,325
Electronics-Military – 0.1%
L-3 Communications Corp.
6.375% 10/15/15	2,025,000	2,019,938
		2,019,938
Aerospace & Defense Total		5,657,263
Building Materials – 0.1%
Building & Construction Products-Miscellaneous - 0.1%
NTK Holdings, Inc.
03/01/14 (f)
(10.750% 09/01/09)	1,915,000	1,436,250
		1,436,250
Building Materials Total		1,436,250
Electrical Components & Equipment – 0.2%
Wire & Cable Products – 0.2%
Belden CDT, Inc.
7.000% 03/15/17 (a)	2,155,000	2,206,423

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par	Value ($)
General Cable Corp.
7.125% 04/01/17 (a)	860,000	870,750
7.725% 04/01/15 (a)(b)	860,000	862,150
		3,939,323
Electrical Components & Equipment Total		3,939,323
Electronics – 0.2%
Electronic Components-Miscellaneous – 0.2%
Flextronics International Ltd.
6.250% 11/15/14	2,810,000	2,718,675
NXP BV/NXP Funding LLC
9.500% 10/15/15	1,690,000	1,749,150
		4,467,825
Electronics Total		4,467,825
Engineering & Construction – 0.1%
Building & Construction-Miscellaneous – 0.1%
Esco Corp.
8.625% 12/15/13 (a)	1,225,000	1,310,750
		1,310,750
Engineering & Construction Total		1,310,750
Environmental Control – 0.6%
Non-Hazardous Waste Disposal – 0.4%
Allied Waste North America, Inc.
7.125% 05/15/16	3,135,000	3,225,131
7.875% 04/15/13	4,255,000	4,446,475
		7,671,606
Recycling – 0.2%
Aleris International, Inc.
10.000% 12/15/16 (a)	1,430,000	1,503,288
PIK,
9.000% 12/15/14 (a)	1,525,000	1,631,750
		3,135,038
Environmental Control Total		10,806,644
Hand/Machine Tools – 0.1%
Machinery-Electrical – 0.1%
Baldor Electric Co.
8.625% 02/15/17	1,415,000	1,521,125
		1,521,125
Hand/Machine Tools Total		1,521,125
Machinery-Construction & Mining – 0.1%
Machinery-Construction & Mining – 0.1%
Terex Corp.
7.375% 01/15/14	2,180,000	2,272,650
		2,272,650
Machinery-Construction & Mining Total		2,272,650

	Par	Value ($)
Machinery-Diversified – 0.1%
Machinery-General Industry – 0.0%
Manitowoc Co., Inc.
7.125% 11/01/13	925,000	952,750
		952,750
Machinery-Material Handling – 0.1%
Columbus McKinnon Corp.
8.875% 11/01/13	1,760,000	1,883,200
		1,883,200
Machinery-Diversified Total		2,835,950
Metal Fabricate/Hardware – 0.1%
Metal Processors & Fabrication – 0.1%
TriMas Corp.
9.875% 06/15/12	1,220,000	1,276,425
		1,276,425
Metal Fabricate/Hardware Total		1,276,425
Miscellaneous Manufacturing – 0.9%
Diversified Manufacturing Operators – 0.7%
Bombardier, Inc.
6.300% 05/01/14 (a)	3,915,000	3,817,125
Covalence Specialty Materials Corp.
10.250% 03/01/16 (a)	2,090,000	2,142,250
J.B. Poindexter & Co.
8.750% 03/15/14	1,585,000	1,501,787
Koppers Holdings, Inc.
11/15/14 (f)
(9.875% 11/15/09)	2,000,000	1,750,000
Trinity Industries, Inc.
6.500% 03/15/14	3,290,000	3,298,225
		12,509,387
Miscellaneous Manufacturing - 0.2%
American Railcar Industries, Inc.
7.500% 03/01/14	1,530,000	1,579,725
Nutro Products, Inc.
10.750% 04/15/14 (a)	2,060,000	2,358,700
		3,938,425
Miscellaneous Manufacturing Total		16,447,812
Packaging & Containers – 0.8%
Containers-Metal/Glass – 0.6%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	3,090,000	3,229,050
Owens-Brockway Glass Container, Inc.
6.750% 12/01/14	660,000	666,600
8.250% 05/15/13	3,940,000	4,156,700

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par	Value ($)
Owens-Illinois, Inc.
7.500% 05/15/10	2,180,000	2,242,675
		10,295,025
Containers-Paper/Plastic – 0.2%
Jefferson Smurfit Corp.
8.250% 10/01/12	2,405,000	2,459,112
Solo Cup Co.
8.500% 02/15/14	1,340,000	1,172,500
		3,631,612
Packaging & Containers Total		13,926,637
Transportation – 1.0%
Transportation-Marine – 0.5%
Navios Maritime Holdings, Inc.
9.500% 12/15/14 (a)	1,905,000	2,021,681
Ship Finance International Ltd.
8.500% 12/15/13	2,605,000	2,692,919
Stena AB
7.000% 12/01/16	1,000,000	1,005,000
7.500% 11/01/13	3,070,000	3,135,237
		8,854,837
Transportation-Railroad – 0.1%
TFM SA de CV
9.375% 05/01/12	2,525,000	2,727,000
		2,727,000
Transportation-Services – 0.3%
CHC Helicopter Corp.
7.375% 05/01/14	2,785,000	2,736,263
PHI, Inc.
7.125% 04/15/13	1,910,000	1,871,800
		4,608,063
Transportation-Trucks – 0.1%
QDI LLC
9.000% 11/15/10	1,700,000	1,661,750
		1,661,750
Transportation Total		17,851,650
Industrials Total		83,750,304
Technology – 0.7%
Computers – 0.1%
Computer Services – 0.1%
Sungard Data Systems, Inc.
9.125% 08/15/13	1,770,000	1,880,625
		1,880,625
Computers Total		1,880,625

	Par	Value ($)
Semiconductors – 0.5%
Electronic Components-Semiconductors – 0.5%
Advanced Micro Devices, Inc.
7.750% 11/01/12	1,435,000	1,409,887
Freescale Semiconductor, Inc.
10.125% 12/15/16 (a)	4,175,000	4,180,219
PIK,
9.125% 12/15/14 (a)	3,080,000	3,049,200
		8,639,306
Semiconductors Total		8,639,306
Software – 0.1%
Transactional Software – 0.1%
Open Solutions, Inc.
9.750% 02/01/15 (a)	2,460,000	2,552,250
		2,552,250
Software Total		2,552,250
Technology Total		13,072,181
Utilities – 1.3%
Electric – 1.3%
Electric-Generation – 0.4%
AES Corp.
7.750% 03/01/14	2,995,000	3,155,981
Edison Mission Energy
7.000% 05/15/17 (a)	3,020,000	3,008,675
		6,164,656
Electric-Integrated – 0.3%
CMS Energy Corp.
6.875% 12/15/15	1,460,000	1,514,698
8.500% 04/15/11	655,000	711,741
Mirant Mid Atlantic LLC
8.625% 06/30/12	535,094	571,213
Nevada Power Co.
9.000% 08/15/13	738,000	792,893
Sierra Pacific Resources
6.750% 08/15/17	1,930,000	1,952,128
		5,542,673
Independent Power Producer – 0.6%
Calpine Generating Co. LLC
14.320% 04/01/11 (j)	1,455,000	516,525
Dynegy Holdings, Inc.
7.125% 05/15/18	3,470,000	3,305,175
Mirant North America LLC
7.375% 12/31/13	2,830,000	2,992,725
NRG Energy, Inc.
7.250% 02/01/14	1,460,000	1,500,150
7.375% 02/01/16	1,425,000	1,478,438

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par	Value ($)
7.375% 01/15/17	1,555,000	1,615,256
		11,408,269
Electric Total		23,115,598
Utilities Total		23,115,598
Total Corporate Fixed-Income Bonds & Notes (cost of $628,175,924)		674,300,768
Mortgage-Backed Securities – 5.7%
Federal Home Loan Mortgage Corp.
7.500% 03/01/16	1,592	1,621
8.000% 08/01/07	4	4
8.000% 06/01/09	191	194
8.000% 08/01/09	1,349	1,373
8.000% 05/01/10	2,185	2,236
8.000% 05/01/16	5,743	5,816
8.500% 12/01/07	789	793
8.500% 01/01/08	276	277
8.500% 04/01/08	130	132
8.500% 10/01/08	261	263
8.500% 05/01/09	1,852	1,880
8.500% 01/01/10	1,251	1,293
8.500% 07/01/10	390	395
9.000% 06/01/08	1,052	1,066
9.000% 07/01/09	1,354	1,402
9.000% 12/01/18	3,206	3,336
9.000% 01/01/22	24,667	26,541
9.250% 08/01/08	1,618	1,644
9.250% 10/01/14	681	705
9.250% 05/01/16	52,096	56,074
9.500% 11/01/08	2,456	2,510
9.500% 02/01/10	3,298	3,369
9.500% 08/01/16	821	885
9.750% 12/01/08	1,407	1,439
9.750% 09/01/16	2,079	2,221
10.000% 07/01/09	10,482	10,912
10.000% 11/01/16	26,921	27,145
10.000% 10/01/19	9,794	10,306
10.000% 11/01/19	5,256	5,763
10.500% 01/01/20	13,650	15,108
10.750% 05/01/10	30,591	32,739
10.750% 07/01/11	16,709	17,877
10.750% 08/01/11	6,022	6,329
10.750% 09/01/13	3,502	3,681
11.250% 10/01/10	11,985	12,576
11.250% 08/01/13	2,714	2,866
11.250% 09/01/15	6,795	7,445
Federal National Mortgage Association
6.000% 02/01/37	16,273,678	16,261,636

	Par	Value ($)
6.500% 12/01/31	25,948	26,614
6.500% 05/01/32	35,059	35,937
6.500% 01/01/33	18,565	19,030
6.500% 05/01/33	89,598	91,897
6.500% 11/01/36	39,736,753	40,363,234
7.500% 11/01/11	7,245	7,363
8.000% 07/01/08	504	508
8.000% 12/01/08	612	615
8.000% 04/01/09	2,647	2,660
8.000% 07/01/09	1,829	1,846
8.500% 12/01/08	314	317
8.500% 06/01/09	1,873	1,901
8.500% 03/01/10	831	842
8.500% 10/01/10	1,582	1,591
8.500% 05/01/11	3,472	3,492
8.500% 12/01/11	849	854
8.500% 02/01/15	507	517
8.500% 05/01/15	1,955	2,017
8.500% 06/01/15	4,825	4,945
8.500% 06/01/17	202	203
8.500% 09/01/21	8,916	9,164
9.000% 11/01/08	700	714
9.000% 05/01/09	2,876	2,931
9.000% 08/01/09	3,327	3,377
9.000% 10/01/09	4,584	4,676
9.000% 11/01/09	22	22
9.000% 04/01/10	839	845
9.000% 10/01/11	4,866	4,901
9.000% 05/01/12	6,456	6,721
9.000% 09/01/13	1,551	1,562
9.000% 07/01/14	785	791
9.000% 05/01/15	3,852	4,039
9.000% 04/01/16	18,206	18,842
9.000% 12/01/16	1,880	1,931
9.000% 05/01/17	18,624	19,681
9.000% 08/01/21	45,173	46,678
10.000% 11/01/13	31,821	34,322
10.000% 04/01/14	99,337	108,672
10.000% 03/01/16	3,663	3,851
10.500% 03/01/14	731	763
10.500% 07/01/14	22,038	23,114
10.500% 01/01/16	3,362	3,526
10.500% 03/01/16	128,213	141,144
TBA:
5.500% 12/01/37 (h)	5,808,000	5,670,060
6.500% 12/01/37 (h)	20,000,000	20,312,500
Freddie Mac Gold Pool
5.000% 05/01/21	18,360,925	17,910,605
Government National Mortgage Association
9.000% 08/15/08	1,245	1,270
9.000% 09/15/08	2,954	3,013

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Mortgage-Backed Securities (continued)
	Par	Value ($)
9.000% 10/15/08	4,468	4,558
9.000% 12/15/08	1,838	1,874
9.000% 03/15/09	7,348	7,560
9.000% 05/15/09	26,943	27,755
9.000% 06/15/09	29,726	30,583
9.000% 05/15/16	25,102	26,869
9.000% 06/15/16	30,795	32,964
9.000% 07/15/16	121,999	130,587
9.000% 08/15/16	48,143	51,532
9.000% 09/15/16	111,622	119,216
9.000% 10/15/16	17,419	18,647
9.000% 11/15/16	48,568	51,986
9.000% 12/15/16	35,511	38,009
9.000% 01/15/17	2,504	2,681
9.000% 02/15/17	6,684	7,158
9.000% 04/15/17	25,564	27,377
9.000% 07/15/17	29,399	31,483
9.000% 10/15/17	8,965	9,601
9.000% 12/15/17	13,288	14,202
9.500% 06/15/09	4,277	4,439
9.500% 07/15/09	46,223	47,959
9.500% 08/15/09	23,238	24,110
9.500% 09/15/09	28,399	29,465
9.500% 10/15/09	49,793	51,654
9.500% 11/15/09	28,982	30,070
9.500% 10/15/16	7,334	7,927
9.500% 08/15/17	7,825	8,484
9.500% 09/15/17	2,077	2,252
10.000% 11/15/09	19,464	20,314
10.000% 01/15/10	637	674
10.000% 12/15/10	535	566
10.000% 09/15/17	24,872	27,425
10.000% 11/15/17	3,681	4,059
10.000% 02/15/18	13,725	15,130
10.000% 08/15/18	282	311
10.000% 09/15/18	3,460	3,814
10.000% 11/15/18	9,579	10,559
10.000% 03/15/19	11,056	12,222
10.000% 06/15/19	2,995	3,311
10.000% 08/15/19	1,609	1,779
10.000% 11/15/20	1,618	1,790
10.000% 09/15/21	48	53
10.500% 12/15/10	365	387
10.500% 10/15/15	5,682	6,260
10.500% 12/15/15	740	815
10.500% 01/15/16	3,338	3,696
10.500% 11/15/16	6,066	6,519
10.500% 10/15/17	8,915	9,889
10.500% 12/15/17	3,142	3,486
10.500% 01/15/18	5,293	5,882

	Par	Value ($)
10.500% 07/15/18	1,032	1,146
10.500% 12/15/18	1,025	1,139
10.500% 05/15/19	89	99
10.500% 06/15/19	1,776	1,979
10.500% 07/15/19	812	905
10.500% 08/15/19	752	838
11.000% 09/15/15	52,079	57,523
11.000% 10/15/15	113,503	125,368
11.750% 08/15/13	6,979	7,732
12.000% 05/15/14	304	342
Total Mortgage-Backed Securities (cost of $103,113,348)		102,614,964
Asset-Backed Securities – 1.5%
Advanta Business Card Master Trust 2005 Class A5,
5.380% 04/20/12 (b)	7,000,000	7,010,564
BMW Vehicle Owner Trust
3.320% 02/25/09	713,414	709,653
Chase Credit Card Master Trust
5.430% 02/15/11 (b)	8,000,000	8,012,854
Equity One ABS, Inc.
4.205% 04/25/34	5,050,000	4,764,219
First Plus Home Loan Trust
7.720% 05/10/24	5,258	5,326
Ford Credit Auto Owner Trust
3.540% 11/15/08	2,419,579	2,406,653
GMAC Mortgage Corp.
4.865% 09/25/34 (b)	4,130,000	4,040,777
Honda Auto Receivables Owner Trust
3.060% 10/21/09	1,146,002	1,137,714
Total Asset-Backed Securities (cost of $28,450,033)		28,087,760
Municipal Bonds – 0.3%
California – 0.2%
CA Cabazon Band Mission Indians
13.000% 10/01/11 (i)(k)	2,820,000	3,318,012
California Total		3,318,012
Virginia – 0.1%
VA Tobacco Settlement Financing Corp.
Series 2007 A1,
6.706% 06/01/46	2,475,000	2,453,591
Virginia Total		2,453,591
Total Municipal Bonds (cost of $5,294,752)		5,771,603

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

Convertible Bond – 0.2%
	Par		Value ($)
Communications – 0.2%
Telecommunication Services – 0.2%
Telephone-Integrated – 0.2%
Virgin Media Finance PLC
8.750% 04/15/14	EUR	2,595,000	3,788,494
Telecommunication Services Total			3,788,494
Communications Total			3,788,494
Total Convertible Bond (cost of $3,617,911)			3,788,494
Collateralized Mortgage Obligations – 0.0%
Agency – 0.0%
Federal Home Loan Mortgage Corp.
I.O.:
5.500% 05/15/27	USD	226,323	16,486
5.500% 01/15/23		103,403	1,322
Agency Total			17,808
Total Collateralized Mortgage Obligations (cost of $13,481)			17,808
Securities Lending Collateral – 17.7%
	Shares
State Street Navigator Securities Lending Prime Portfolio (l)		321,919,791	321,919,791
Total Securities Lending Collateral (cost of $321,919,791)			321,919,791

Short-Term Obligation – 4.2%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 05/31/07, due on 06/01/07, at 5.010%, collateralized by a U.S. Treasury Obligation maturing 08/15/11, market value of $78,616,938 (repurchase proceeds $77,083,726)	77,073,000	77,073,000
Total Short-Term Obligation (cost of $77,073,000)		77,073,000
Total Investments – 117.6% (cost of $2,103,584,489)(m)		2,134,443,160
Other Assets & Liabilities, Net – (17.6)%		(320,213,146)
Net Assets – 100.0%		1,814,230,014

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, these securities, which are not illiquid except for the following, amounted to $201,911,364, which represents 11.1% of net assets.

Security	Acquisition Date	Par/Units	Cost	Value
Rotavax LLC	06/06/06 - 02/06/07	$1,333,381	$1,333,381	$1,336,715

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2007.

(c)  All or a portion of this security was on loan at May 31, 2007. The total market value of securities on loan at May 31, 2007 is $315,325,152.

(d)  A portion of this security is pledged as collateral for open long futures contracts.

(e)  Zero coupon bond.

(f)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(g)  Loan participation agreement.

(h)  Securities purchased on a delayed delivery basis.

(i)  Illiquid security.

(j)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At May 31, 2007, the value of these securities amounted to $516,525, which represents 0.03% of net assets.

(k)  Represents fair value as determined in good faith under procedure approved by the Board of Trustees.

(l)  Investment made with cash collateral received from securities lending activity.

(m)  Cost for federal income tax purposes is $2,136,498,265.

At May 31, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
U. S. Treasury Notes	400	$42,550,000	$42,526,300	Sept. 2007	$23,700

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2007

At May 31, 2007, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
CAD $	9,239,194	$9,134,362	06/07/07	$104,832
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$9,239,194	$8,937,132	06/07/07	$(302,062)
CAD	10,802,281	10,452,489	06/11/07	(349,792)
EUR	13,459,488	13,615,000	06/08/07	155,512
EUR	11,108,202	11,184,773	06/18/07	76,571
EUR	1,568,613	1,581,767	06/18/07	13,154
EUR	2,767,120	2,780,029	06/18/07	12,909
EUR	8,282,813	8,279,007	06/25/07	(3,806)
EUR	11,449,492	11,423,405	06/29/07	(26,087)
EUR	13,964,339	13,943,719	06/29/07	(20,620)
GBP	19,125,158	19,097,820	06/18/07	(27,338)
SEK	19,814,840	20,030,704	06/14/07	215,864
				$(255,695)

At May 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government & Agency Obligations	50.8
Corporate Fixed-Income Bonds & Notes	37.2
Mortgage-Backed Securities	5.7
Asset-Backed Securities	1.5
Municipal Bonds	0.3
Convertible Bond	0.2
Collateralized Mortgage Obligations	0.0	*
	95.7
Securities Lending Collateral	17.7
Short-Term Obligation	4.2
Other Assets & Liabilities, Net	(17.6)
	100.0

*  Rounds to less than 0.0%.

Acronym	Name
AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

I.O.	Interest Only

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

P.O.	Principal Only

SEK	Swedish Krona

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

USD	United States Dollar

ZAR	South African Rand

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Strategic Income Fund
May 31, 2007

		($)
Assets	Investments, at cost	2,103,584,489
	Investments, at value (including securities on loan of $315,325,152)	2,134,443,160
	Cash	4,655,413
	Unrealized appreciation on foreign forward currency contracts	578,842
	Receivable for:
	Investments sold	16,637,440
	Fund shares sold	4,082,768
	Interest	31,740,475
	Foreign tax reclaims	65,941
	Securities lending	19,229
	Dollar roll fee income	6,504
	Futures variation margin	23,700
	Deferred Trustees' compensation plan	107,788
	Other assets	94,368
	Total Assets	2,192,455,628
Liabilities	Collateral on securities loaned	321,919,791
	Unrealized depreciation on foreign forward currency contracts	729,705
	Payable for:
	Investments purchased	19,561,172
	Investments purchased on a delayed delivery basis	31,492,816
	Fund shares repurchased	2,448,778
	Distributions	690
	Investment advisory fee	832,681
	Transfer agent fee	283,708
	Pricing and bookkeeping fees	26,281
	Trustees' fees	85,314
	Custody fee	26,648
	Distribution and service fees	497,082
	Chief compliance officer expenses	2,500
	Deferred Trustees' compensation plan	107,788
	Deferred dollar roll fee income	1,514
	Other liabilities	209,146
	Total Liabilities	378,225,614
	Net Assets	1,814,230,014
Net Assets Consist of	Paid-in capital	2,166,391,144
	Overdistributed net investment income	(27,370,174)
	Accumulated net realized loss	(355,770,231)
	Net unrealized appreciation on:
	Investments	30,858,671
	Foreign currency translations	96,904
	Futures contracts	23,700
	Net Assets	1,814,230,014

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Strategic Income Fund
May 31, 2007 (continued)

Class A	Net assets	$835,878,414
	Shares outstanding	139,105,525
	Net asset value per share	$6.01	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($6.01/0.9525)	$6.31	(b)
Class B	Net assets	$217,270,079
	Shares outstanding	36,187,671
	Net asset value and offering price per share	$6.00	(a)
Class C	Net assets	$106,400,747
	Shares outstanding	17,704,221
	Net asset value and offering price per share	$6.01	(a)
Class J	Net assets	$129,706,026
	Shares outstanding	21,645,295
	Net asset value and redemption price per share	$5.99
	Maximum sales charge	3.00%
	Maximum offering price per share (5.99/0.9700)	$6.18
Class Z	Net assets	$524,974,748
	Shares outstanding	88,190,430
	Net asset value, offering and redemption price per share	$5.95

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Strategic Income Fund
For the Year Ended May 31, 2007

		($)
Investment Income	Interest (net of foreign taxes withheld of $810)	106,042,429
	Dollar roll fee income	270,772
	Securities lending	148,576
	Total Investment Income	106,461,777
Expenses	Investment advisory fee	9,092,171
	Distribution fee:
	Class B	1,931,463
	Class C	658,718
	Class J	526,203
	Printing fee—Class J	21,058
	Service fee:
	Class A	1,853,602
	Class B	628,529
	Class C	214,385
	Class J	366,926
	Transfer agent fee	1,737,064
	Pricing and bookkeeping fees	225,334
	Trustees' fees	93,618
	Custody fee	219,001
	Chief compliance officer expenses	13,852
	Other expenses	482,776
	Total Expenses	18,064,700
	Fees and expenses waived or reimbursed by Investment Advisor	(118,969)
	Fees waived by Distributor—Class C	(132,307)
	Custody earnings credit	(38,331)
	Net Expenses	17,775,093
	Net Investment Income	88,686,684
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts	Net realized gain (loss) on:
	Investments	17,570,469
	Foreign currency transactions	(6,743,972)
	Futures contracts	(270,300)
	Net realized loss on disposal of investments purchased/sold in error (See Note 9)	—
	Net realized gain	10,556,197
	Net change in unrealized appreciation (depreciation) on:
	Investments	29,017,225
	Foreign currency translations	2,746,284
	Futures contracts	23,700
	Net change in unrealized appreciation	31,787,209
	Net Gain	42,343,406
	Net Increase Resulting from Operations	131,030,090

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Strategic Income Fund

		Year Ended May 31,
Increase (Decrease) in Net Assets		2007 ($)	2006 ($)
Operations	Net investment income	88,686,684	77,838,289
	Net realized gain on investments, foreign currency transactions and futures contracts	10,556,197	5,836,777
	Net change in unrealized appreciation (depreciation) on investments	31,787,209	(42,104,654)
	Net Increase Resulting from Operations	131,030,090	41,570,412
Distributions Declared to Shareholders	From net investment income:
	Class A	(45,967,241)	(51,256,404)
	Class B	(13,463,100)	(22,850,436)
	Class C	(4,800,099)	(4,470,619)
	Class J	(8,488,036)	(14,138,568)
	Class Z	(25,361,881)	(16,845,296)
	Total Distributions Declared to Shareholders	(98,080,357)	(109,561,323)
Share Transactions	Class A:
	Subscriptions	243,782,994	180,682,015
	Proceeds received in connection with merger	—	33,718,528
	Distributions reinvested	30,652,446	32,004,239
	Redemptions	(157,571,581)	(128,311,011)
	Net Increase	116,863,859	118,093,771
	Class B:
	Subscriptions	24,246,789	33,569,739
	Proceeds received in connection with merger	—	19,899,198
	Distributions reinvested	8,090,930	13,525,076
	Redemptions	(116,655,571)	(106,395,392)
	Net Decrease	(84,317,852)	(39,401,379)
	Class C:
	Subscriptions	46,433,341	32,482,823
	Proceeds received in connection with merger	—	2,478,157
	Distributions reinvested	3,101,980	2,865,677
	Redemptions	(17,063,342)	(14,165,883)
	Net Increase	32,471,979	23,660,774
	Class J:
	Subscriptions	669,417	1,596,529
	Redemptions	(47,241,716)	(32,106,939)
	Net Decrease	(46,572,299)	(30,510,410)
	Class Z:
	Subscriptions	258,880,354	159,194,986
	Proceeds received in connection with merger	—	151,232,391
	Distributions reinvested	3,041,609	952,766
	Redemptions	(52,433,511)	(37,949,196)
	Net Increase	209,488,452	273,430,947
	Net Increase from Share Transactions	227,934,139	345,273,703
	Total Increase in Net Assets	260,883,872	277,282,792
Net Assets	Beginning of period	1,553,346,142	1,276,063,350
	End of period	1,814,230,014	1,553,346,142
	Overdistributed net investment income at end of period	(27,370,174)	(21,722,212)

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Strategic Income Fund

		Year Ended May 31,
		2007	2006
Changes in Shares	Class A:
	Subscriptions	40,808,153	29,919,637
	Issued in connection with merger	—	5,482,006
	Issued for distributions reinvested	5,149,884	5,326,801
	Redemptions	(26,443,794)	(21,245,904)
	Net Increase	19,514,243	19,482,540
	Class B:
	Subscriptions	4,071,735	5,539,861
	Issued in connection with merger	—	3,235,866
	Issued for distributions reinvested	1,362,642	2,250,542
	Redemptions	(19,586,407)	(17,624,321)
	Net Decrease	(14,152,030)	(6,598,052)
	Class C:
	Subscriptions	7,773,527	5,374,622
	Issued in connection with merger	—	402,834
	Issued for distributions reinvested	520,600	477,087
	Redemptions	(2,861,003)	(2,353,172)
	Net Increase	5,433,124	3,901,371
	Class J:
	Subscriptions	112,530	262,020
	Redemptions	(7,966,271)	(5,327,010)
	Net Decrease	(7,853,741)	(5,064,990)
	Class Z:
	Subscriptions	43,707,459	26,660,068
	Issued in connection with merger	—	24,785,764
	Issued for distributions reinvested	514,520	161,096
	Redemptions	(8,886,953)	(6,403,300)
	Net Increase	35,335,026	45,203,628

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,						Period Ended May 31,		Year Ended December 31,
Class A Shares	2007		2006		2005	2004	2003 (a)		2002
Net Asset Value, Beginning of Period	$5.88		$6.15		$6.02	$6.09	$5.63		$5.64
Income from Investment Operations:
Net investment income (b)	0.33		0.34		0.36	0.36	0.16		0.38
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.16		(0.15)		0.25	0.01	0.46		0.05
Total from Investment Operations	0.49		0.19		0.61	0.37	0.62		0.43
Less Distributions Declared to Shareholders:
From net investment income	(0.36)		(0.46)		(0.48)	(0.44)	(0.16)		(0.42)
Return of capital	—		—		—	—	—		(0.02)
Total Distributions Declared to Shareholders	(0.36)		(0.46)		(0.48)	(0.44)	(0.16)		(0.44)
Net Asset Value, End of Period	$6.01		$5.88		$6.15	$6.02	$6.09		$5.63
Total return (c)	8.57	%(d)(e)	3.24	%(d)	10.37%	6.21%	11.10	%(f)	7.97%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.95%		0.99%		1.09%	1.17%	1.27	%(h)	1.23%
Waiver/Reimbursement	0.01%		0.01%		—	—	—		—
Net investment income (g)	5.49%		5.56%		5.81%	5.90%	6.52	%(h)	6.75%
Portfolio turnover rate	49%		56%		57%	68%	59	%(f)	62%
Net assets, end of period (000's)	$835,878		$703,746		$615,772	$566,269	$595,223		$552,737

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.001, respectively.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,						Period Ended May 31,		Year Ended December 31,
Class B Shares	2007		2006		2005	2004	2003 (a)		2002
Net Asset Value, Beginning of Period	$5.88		$6.15		$6.02	$6.09	$5.62		$5.63
Income from Investment Operations:
Net investment income (b)	0.28		0.29		0.32	0.32	0.14		0.34
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.16		(0.14)		0.25	0.01	0.47		0.04
Total from Investment Operations	0.44		0.15		0.57	0.33	0.61		0.38
Less Distributions Declared to Shareholders:
From net investment income	(0.32)		(0.42)		(0.44)	(0.40)	(0.14)		(0.37)
Return of capital	—		—		—	—	—		(0.02)
Total Distributions Declared to Shareholders	(0.32)		(0.42)		(0.44)	(0.40)	(0.14)		(0.39)
Net Asset Value, End of Period	$6.00		$5.88		$6.15	$6.02	$6.09		$5.62
Total return (c)	7.59	%(d)(e)	2.48	%(e)	9.55%	5.42%	10.95	%(f)	7.17%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.70%		1.74%		1.84%	1.92%	2.02	%(h)	1.98%
Waiver/Reimbursement	0.01%		0.01%		—	—	—		—
Net investment income (g)	4.75%		4.82%		5.06%	5.15%	5.77	%(h)	6.00%
Portfolio turnover rate	49%		56%		57%	68%	59	%(f)	62%
Net assets, end of period (000's)	$217,270		$295,983		$349,975	$408,345	$484,540		$456,563

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred charge.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.001, respectively,

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,					Period Ended May 31,		Year Ended December 31,
Class C Shares	2007		2006	2005	2004	2003 (a)		2002
Net Asset Value, Beginning of Period	$5.89		$6.15	$6.02	$6.09	$5.63		$5.64
Income from Investment Operations:
Net investment income (b)	0.29		0.30	0.32	0.33	0.14		0.35
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.15		(0.13)	0.26	0.01	0.46		0.04
Total from Investment Operations	0.44		0.17	0.58	0.34	0.60		0.39
Less Distributions Declared to Shareholders:
From net investment income	(0.32)		(0.43)	(0.45)	(0.41)	(0.14)		(0.38)
Return of capital	—		—	—	—	—		(0.02)
Total Distributions Declared to Shareholders	(0.32)		(0.43)	(0.45)	(0.41)	(0.14)		(0.40)
Net Asset Value, End of Period	$6.01		$5.89	$6.15	$6.02	$6.09		$5.63
Total return (c)(d)	7.74	%(e)	2.79%	9.71%	5.57%	10.82	%(f)	7.32%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.55%		1.59%	1.69%	1.77%	1.87	%(h)	1.83%
Waiver/Reimbursement	0.16%		0.16%	0.15%	0.15%	0.15	%(h)	0.15%
Net investment income (g)	4.89%		4.95%	5.21%	5.31%	5.92	%(h)	6.15%
Portfolio turnover rate	49%		56%	57%	68%	59	%(f)	62%
Net assets, end of period (000's)	$106,401		$72,221	$51,488	$41,520	$45,572		$38,923

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.001, respectively.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,						Period Ended May 31,		Year Ended December 31,
Class J Shares	2007		2006		2005	2004	2003 (a)		2002
Net Asset Value, Beginning of Period	$5.87		$6.14		$6.01	$6.08	$5.62		$5.63
Income from Investment Operations:
Net investment income (b)	0.30		0.31		0.34	0.34	0.15		0.36
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.16		(0.14)		0.25	0.01	0.46		0.05
Total from Investment Operations	0.46		0.17		0.59	0.35	0.61		0.41
Less Distributions Declared to Shareholders:
From net investment income	(0.34)		(0.44)		(0.46)	(0.42)	(0.15)		(0.40)
Return of capital	—		—		—	—	—		(0.02)
Total Distributions Declared to Shareholders	(0.34)		(0.44)		(0.46)	(0.42)	(0.15)		(0.42)
Net Asset Value, End of Period	$5.99		$5.87		$6.14	$6.01	$6.08		$5.62
Total return (c)	8.00	%(d)(e)	2.88	%(e)	10.01%	5.88%	10.97	%(f)	7.61%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.31%		1.37%		1.44%	1.52%	1.62	%(h)	1.58%
Waiver/Reimbursement	0.01%		0.01%		—	—	—		—
Net investment income (g)	5.14%		5.19%		5.46%	5.55%	6.17	%(h)	6.40%
Portfolio turnover rate	49%		56%		57%	68%	59	%(f)	62%
Net assets, end of period (000's)	$129,706		$173,101		$212,131	$229,179	$258,057		$271,733

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.001, respectively.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,						Period Ended May 31,		Year Ended December 31,
Class Z Shares	2007		2006		2005	2004	2003 (a)		2002
Net Asset Value, Beginning of Period	$5.83		$6.10		$5.98	$6.05	$5.59		$5.62
Income from Investment Operations:
Net investment income (b)	0.34		0.34		0.37	0.38	0.17		0.39
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.15		(0.13)		0.25	0.01	0.45		0.03
Total from Investment Operations	0.49		0.21		0.62	0.39	0.62		0.42
Less Distributions Declared to Shareholders:
From net investment income	(0.37)		(0.48)		(0.50)	(0.46)	(0.16)		(0.43)
Return of capital	—		—		—	—	—		(0.02)
Total Distributions Declared to Shareholders	(0.37)		(0.48)		(0.50)	(0.46)	(0.16)		(0.45)
Net Asset Value, End of Period	$5.95		$5.83		$6.10	$5.98	$6.05		$5.59
Total return (c)	8.73	%(d)(e)	3.51	%(e)	10.53%	6.52%	11.29	%(f)	7.87%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.71%		0.75%		0.85%	0.93%	1.03	%(h)	0.99%
Waiver/Reimbursement	0.01%		0.01%		—	—	—		—
Net investment income (g)	5.73%		5.76%		6.05%	6.15%	6.76	%(h)	6.99%
Portfolio turnover rate	49%		56%		57%	68%	59	%(f)	62%
Net assets, end of period (000)	$524,975		$308,295		$46,698	$1,150	$1,188		$3

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.001, respectively.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Strategic Income Fund

May 31, 2007

Note 1. Organization

Columbia Strategic Income Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class J and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class J shares are subject to a 3.00% front-end sales charge and are available for purchase only by residents or citizens of Japan. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be

Columbia Strategic Income Fund, May 31, 2007

reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at "fair value" as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Loan Participations and Commitments

The Fund may invest in loan participations. When a Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not the Borrower. As a result, the Fund assumes the credit risk of the Borrower, Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan which it has purchased from the Selling Participant.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Futures Contracts

The Fund may invest in futures contracts to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying assets. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Columbia Strategic Income Fund, May 31, 2007

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined to be creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that

Columbia Strategic Income Fund, May 31, 2007

the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

The Fund may invest in Interest Only Securities ("IO"). IO's are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the pay down of principal.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, Section 988 bond bifurcation, discount accretion/premium amortization on debt securities, paydown reclassifications, capital loss carryforwards, and market discount reclassifications were

Columbia Strategic Income Fund, May 31, 2007

identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$3,745,711	$(619,567)	$(3,126,144)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended May 31, 2007 and May 31, 2006 were as follows:

	May 31,
Distributions paid from:	2007	2006
Ordinary Income*	$98,080,357	$109,561,323
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of May 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized (Depreciation)*
$5,481,160	$—	$(2,055,105)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at May 31, 2007, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	Unrealized depreciation	Net unrealized depreciation
$50,711,983	$(52,767,088)	$(2,055,105)

The following capital loss carryforwards, determined as of May 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	67,063,032
2009	138,841,137
2010	138,626,928
2011	318,608
2013	234,018
2014	8,752,148
2015	703,478
$354,539,349

Capital loss carryforwards of $3,089,988 expired during the year ended May 31, 2007.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of May 31, 2007, post-October capital losses of $1,149,377 attributed to security transactions were deferred to June 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the

Columbia Strategic Income Fund, May 31, 2007

Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the year ended May 31, 2007, Columbia voluntarily waived $118,969. For the year ended May 31, 2007, the Fund's effective investment advisory fee was 0.54% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly. In addition, the Fund pays State Street a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket fees and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended May 31, 2007, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.014% of the Fund's average daily net assets.

For the year ended May 31, 2007, the total amount paid and payable to affiliates by the Fund under these agreements were $99,119 and $1,518, respectively.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts

Columbia Strategic Income Fund, May 31, 2007

the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended May 31, 2007, the effective transfer agent fee rate for the Fund, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.11% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended May 31, 2007, the Distributor has retained net underwriting discounts of $179,284 on sales of the Fund's Class A shares and net CDSC fees of $2,907, $401,532 and $16,683 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans"), which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class J shares issued thereafter. This arrangement results in a service fee between the 0.15% and 0.25% annual rates. For the year ended May 31, 2007, the effective service fee rate was 0.24% for Class A, Class B, Class C and Class J shares of the Fund.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares and 0.35% annually of the average daily net assets attributable to Class J shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at anytime.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the year ended May 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $996,327,991 and $745,291,667, respectively, of which $155,278,142 and $71,187,637, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each

Columbia Strategic Income Fund, May 31, 2007

participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended May 31, 2007, the Fund did not borrow under these arrangements.

Note 7. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Shares of Beneficial Interest

As of May 31, 2007, the Fund had a shareholder that held 25.6% of the shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Also, the Fund had two other unaffiliated shareholders that held 12.6% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Other

During the year ended May 31, 2007, the Fund had a realized investment loss in the amount of $135 due to a trading error. Columbia voluntarily reimbursed the Fund for the loss.

Note 10. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Columbia Strategic Income Fund, May 31, 2007

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

Columbia Strategic Income Fund, May 31, 2007

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 17, 2007, the District Court entered an amended preliminary approval order which granted preliminary approval of the settlement. A final settlement hearing, at which the District Court will determine whether the proposed settlement should be finally approved and the action dismissed on the merits with prejudice, is scheduled for September 18, 2007. The terms of the settlement, if finally approved, will require payments by the funds' adviser and/or its affiliates, including payment of plaintiffs' attorneys' fees and notice to class members. In the event that the settlement is not finally approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

Note 11. Business Combinations and Mergers

As of the close of business on September 23, 2005, Nations Strategic Income Fund merged into Columbia Strategic Income Fund. Columbia Strategic Income Fund received a tax-free transfer of assets from Nations Strategic Income Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
33,906,470	$207,328,274	$742,564
Net Assets of Columbia Strategic Income Fund Prior to Combination	Net Assets of Nations Strategic Income Fund Immediately Prior to Combination	Net Assets of Columbia Strategic Income Fund After Combination
$1,317,810,855	$207,328,274	$1,525,139,129

*  Unrealized appreciation is included in the respective Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2007, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 26, 2007

Fund Governance – Columbia Strategic Income Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 75, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 75, None

Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 75, None

Charles R. Nelson (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa, University of Washington, Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 75, None

Fund Governance (continued) – Columbia Strategic Income Fund

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 75, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 75, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 75, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 75, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 75, None

Fund Governance (continued) – Columbia Strategic Income Fund

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 75, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

Fund Governance (continued) – Columbia Strategic Income Fund

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Fund Governance (continued) – Columbia Strategic Income Fund

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Important Information About This Report – Columbia Strategic Income Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Strategic Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Strategic Income Fund

Annual Report – May 31, 2007

Columbia Management®

PRSRT STD

U.S. Postage

PAID

Holliston, MA

Permit NO. 20

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/131853-0507 (07/07) 07/41017

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose reports to stockholders are included in this annual filing.  Comparative fee information for fiscal year ended May 31, 2006 also includes fees for one series that was merged into the registrant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2007 and May 31, 2006 are approximately as follows:

2007	2006
$96,700	$90,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2007 and May 31, 2006 are approximately as follows:

2007	2006
$8,200	$19,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2007 and 2006, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2006 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the fiscal years ended May 31, 2007 and May 31, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2007 and May 31, 2006 are approximately as follows:

2007	2006
$5,700	$23,400

Tax Fees include amounts for the review of annual tax returns and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2006 also includes Tax Fees for agreed-upon procedures related to a fund merger and the review of a final tax return.

During the fiscal years ended May 31, 2007 and May 31, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2007 and May 31, 2006 are approximately as follows:

2007	2006
$500	$1,600

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2007 and May 31, 2006 are approximately as follows:

2007	2006
$849,100	$361,600

In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended May 31, 2007 and May 31, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2007 and May 31, 2006 are approximately as follows:

2007	2006
$863,500	$405,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	July 26, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	July 26, 2007